UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                         Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2017 through May 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbol: PHD

                        [LOGO]    Amundi Pioneer
                                  ==============
                                ASSET MANAGEMENT
visit us: www.amundipioneer.com

Table of Contents

President's Letter                                 2

Portfolio Management Discussion                    4

Portfolio Summary                                 10

Prices and Distributions                          11

Performance Update                                12

Schedule of Investments                           13

Financial Statements                              46

Financial Highlights                              50

Notes to Financial Statements                     52

Additional Information                            67

Trustees, Officers and Service Providers          69

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Equity and fixed-income markets pulled back in the first quarter of this year, as the Standard & Poor's 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index both finished in negative territory, returning -0.76% and -1.46%, respectively, for the three-month period ended March 31, 2018. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever. Within fixed income, rising interest rates helped drive down returns of most asset classes in the first quarter, though floating-rate sectors such as bank loans fared well in the rising-rate environment.

Our view is that the first-quarter pause in the market's near-continuous upward momentum over the previous 15 months, dating back to the final quarter of 2016, presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. rose to close to or better than 3% over the final three quarters of 2017, and GDP growth in the first quarter of 2018 registered at 2.3%.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the potential benefits of investing in companies with

2 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 sustainable business models. Over its nine decades of existence -- a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes -- the Fund has been well-served by this investment approach.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
May 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 3

Portfolio Management Discussion | 5/31/18

In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Trust during the six-month period ended May 31, 2018. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Trust.

Q     How did the Trust perform during the six-month period ended May 31, 2018?

A Pioneer Floating Rate Trust returned 2.66% at net asset value (NAV) and 2.44% at market price during the six-month period ended May 31, 2018, while the Trust's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Loan Index (the S&P/LSTA Index), returned 2.44%. Unlike the Trust, the S&P/LSTA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same six-month period, the average return (at market price) of the 41 closed end funds in Morningstar's Bank Loan Closed End Funds category (which may or may not be leveraged), was 4.91%, and the average return (at NAV) of the 41 closed end funds in the same Morningstar category was 2.97%.

      The shares of the Trust were selling at a 7.9% discount to NAV on May 31, 2018. Comparatively, the shares of the Trust were selling at a 7.7% discount to NAV on November 30, 2018.

      The Trust's standardized, 30-day SEC yield was 4.75% on May 31, 2018*.

Q How would you describe the investment environment for investing in bank loans during the six-month period ended May 31, 2018?

A Entering the six-month period, credit-sensitive areas of the market, including bank loans, continued to be supported by positive economic data. The U.S. economy posted gross domestic product (GDP) growth in the 3% range over the last three quarters of 2017, against a backdrop of robust corporate earnings and arguably full employment. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a U.S. tax reform package that included a lowering of the corporate tax rate, a one-time opportunity for companies to repatriate cash held overseas on favorable terms, and a window during which companies can accelerate the expensing of capital investments.**

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

** Credit-sensitive investments, such as high-yield corporate bonds and bank loans, are more vulnerable to credit risk, or sensitivity to default by the issuer, and/or the chance that a portion of the principal and interest will not be paid back to investors.

4 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

      In addition to a strong fundamental backdrop for credit, bank loans remain attractive as an asset class due to a rising-interest-rate environment. During the period, the U.S. Federal Reserve System (the Fed) implemented increases in the target range for its overnight lending rate in December 2017 and March 2018, thus putting upward pressure on the LIBOR reference rates used to set the baseline for yields on most bank loans (LIBOR refers to London Interbank Offered Rate). The impact of the Fed's rate hikes on loan yields was somewhat muted, however, as many borrowers have recently elected to tie payments to one-month LIBOR in lieu of the traditional three-month LIBOR. Increases in the one-month LIBOR rate have been temporarily suppressed to a degree in recent months by reduced demand for shorter-term investments, given the prospect of U.S. companies repatriating cash post-tax reform. The upward movement in loan yields was also constrained by spread-tightening and a favorable refinancing environment, as loan sentiment has been supported by a low default rate. (Loan spreads are the interest rates over and above the LIBOR rate charged to borrowers by banks.)

      April 2018 saw U.S. Treasury yields embark on another upward leg in the wake of the release of the Fed's March meeting minutes, which pointed toward a consensus among committee members that U.S. inflation was safely headed toward its target and that there was, perhaps, room to raise the federal funds rate more rapidly than previously expected. As April drew to a close, first-quarter 2018 GDP growth was reported at 2.3%. While the readout represented a drop off from the prior three quarters, the slowing was widely attributed to seasonal factors.

      Supply-and-demand factors were generally favorable for bank loans over most of the six-month period ended May 31, 2018. For much of the period, new issuance was below levels from a year ago. Loan performance also benefited from strong institutional demand for yield, as reflected in robust collateralized loan obligation (CLO) formation. In addition, retail flows into loan mutual funds moved from negative in late 2017 to consistently positive as 2018 progressed.

      As the period drew to a close, however, secondary loan prices retreated due to a significant increase in net supply, which was driven by an uptick in new issuance and, to a lesser degree, slowing loan repayments. May of 2018 saw the highest level of primary loan supply in the market since January 2017. For the full six-month period, loan prices were essentially flat, as positive price performance in December 2017 and January 2018 was offset by price softening over the last four months.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 5

      Against a strong fundamental backdrop for credit-sensitive investments, lower-quality loans rated in the "CCC" and lower "B" ranges generally outperformed higher-quality loans for the six months.

Q What factors had the biggest effects on the Trust's performance relative to the benchmark S&P/LSTA Index during the six-month period ended May 31, 2018?

A Loan selection results made the biggest positive contribution to the Trust's benchmark-relative performance during the period. Selection results were especially strong within health care and electronics, while the portfolio's holdings within home furnishings and the metals & mining industries lagged.

      In terms of individual loan names, a position in Commercial Barge Line contributed positively to the Trust's performance, as asset sales by the inland marine shipping company led to improved market sentiment towards the loan. The Trust's exposure to printer cartridge and mobile phone remanufacturer 4L Technologies also contributed positively to benchmark-relative returns, as the company's sales and profitability trends showed signs of improving. A position in wireline telecommunication firm Frontier was another positive contributor to the Trust's performance, as the loan price benefited from the company's efforts to refinance its debt and improve cash flow.

      On the negative side within loan selection, the biggest detractors from the Trust's performance during the period included the loans of oilfield-services company Dixie Electric, mattress company Serta Simmons Bedding, health supplement company Nature's Bounty, and in-store marketing and promotion company Catalina.

      The Trust's allocations across several industries made a positive contribution to performance, with a modest underweight to the insurance industry and a modest overweight to surface transportation aiding results, along with significant underweights to both the business equipment & services and electronics segments of the loan market.

      Conversely, a moderate underweight to retail, and a modest underweight to the food & drug sector detracted from the Trust's performance, along with a moderate overweight to the automotive segment.

      From a quality perspective, the Trust's positioning in the various loan rating categories was essentially neutral to benchmark-relative performance.

      Finally, small out-of-benchmark portfolio positions in high-yield corporate bonds and event-linked securities, which are issued by insurers to mitigate the impact of claims in the wake of a natural disaster, contributed slightly to the Trust's benchmark-relative performance.

6 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

Q How did the level of leverage in the Trust change over the six-month period ended May 31, 2018?

A     The Trust employs leverage through a revolving credit facility.

      At the end of the six-month period on May 31, 2018, 31.9% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 31.8% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2017. The absolute amount of funds borrowed by the Trust did not change during the period. The increase in the percentage of leveraged funds was the result of depreciation in the values of the Trust's holdings.

Q Did the Trust invest in any derivative securities during the six-month period ended May 31, 2018? If so, did the derivatives have a notable effect on the Trust's performance?

A We invested in high-yield bond credit-default swap indices during the period, principally to maintain liquidity in the Trust's portfolio. The derivatives had no material impact on the Trust's performance.

Q Did the Trust's distributions to shareholders change during the six-month period ended May 31, 2018?

A No, the Trust's distributions remained stable during the period. However, the Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, and these reserves may be depleted over time.

Q     What is your investment outlook?

A The default rate on loans for the 12-month period ended May 31, 2018, was 2.12% by loan volume, below the historical average of slightly over 3%. The default rate by number of issuers was 1.72%, also below the long-term average. We view loan fundamentals as positive and expect defaults to remain manageable. That said, areas of the loan market, such as retail and media, remain under pressure, and that defaults in those sectors could edge higher from current levels.

      With regard to the Trust's current allocations, we have modestly reduced the portfolio's benchmark-relative underweight to retailers, because even though the sector is under stress from ever-increasing online competition, defaults, so far, have not risen as much as we thought they would, while valuations have become quite compelling. The Trust is also underweight business equipment & services, electronics, and hotels & casinos. With the current U.S. economic recovery headed into its 10th year, we have been trimming the Trust's overweight to the cyclical automotive segment. Other current portfolio overweights are in the food products, air transportation, and aerospace & defense market segments.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 7

      We believe bank loans have demonstrated their value in a rising-rate environment, as they have outperformed both high-yield and investment-grade corporate bonds in the past few months. The loan market has recently seen an uptick in the amount of leverage utilized in buyout activity, and we have refrained from having the Trust participate in a number of the more-levered deals. We are instead emphasizing the debt of borrowers with strong cash flows, which may help ensure that they can pay their obligations should interest rates rise meaningfully from here, or if there is a downturn in economic conditions.

Please refer to the Schedule of Investments on pages 13-45 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities which may be less liquid or illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage

8 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 9

Portfolio Summary | 5/31/18

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investments)**

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests             88.3%
Corporate Bonds                                          5.2%
U.S. Government and Agency Obligations                   5.2%
Investment Companies                                     1.1%
Asset Backed Security                                    0.1%
Common Stocks                                            0.1%

* Includes investments in Insurance-Linked Securities totaling 1.6% of total investments.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)**

 1. Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
    Term B Loan, 3.73% (LIBOR + 175 bps), 11/7/23                                          0.78%
------------------------------------------------------------------------------------------------
 2. McGraw-Hill Global Education Holdings LLC, First Lien Term B Loan, 5.98%
    (LIBOR + 400 bps), 5/4/22                                                              0.66
------------------------------------------------------------------------------------------------
 3. American Airlines, Inc., 2018 Replacement Term Loan, 3.718%
    (LIBOR + 175 bps), 6/27/25                                                             0.65
------------------------------------------------------------------------------------------------
 4. Scientific Games International, Inc., Initial Term B-5 Loan, 4.73%
    (LIBOR + 275 bps), 8/14/24                                                             0.65
------------------------------------------------------------------------------------------------
 5. BBB Industries US Holdings, Inc., First Lien Term B Loan, 6.48%
    (LIBOR + 450 bps), 11/3/21                                                             0.63
------------------------------------------------------------------------------------------------
 6. Sprint Communications, Inc., Initial Term Loan, 4.5% (LIBOR + 250 bps), 2/2/24         0.59
------------------------------------------------------------------------------------------------
 7. Altice US Finance I Corp., March 2017 Refinancing Term Loan, 4.23%
    (LIBOR + 225 bps), 7/28/25                                                             0.57
------------------------------------------------------------------------------------------------
 8. Staples, Inc., Term Loan B, 6.358% (LIBOR + 400 bps), 9/12/24                          0.56
------------------------------------------------------------------------------------------------
 9. Confie Seguros Holding II Co., Term B Loan, 7.556% (LIBOR + 525 bps), 4/19/22          0.54
------------------------------------------------------------------------------------------------
10. iShares iBoxx $ High Yield Corporate Bond ETF                                          0.53
------------------------------------------------------------------------------------------------

** Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.


10 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

Prices and Distributions | 5/31/18

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------
                               5/31/18        11/30/17
--------------------------------------------------------
Market Value                   $11.39         $11.47
--------------------------------------------------------
Premium/(Discount)              (7.85)%        (7.65)%
--------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------
                               5/31/18        11/30/17
--------------------------------------------------------
Net Asset Value                $12.36         $12.42
--------------------------------------------------------

Distributions per Share:*
--------------------------------------------------------------------------------

--------------------------------------------------------------------
                    Net Investment     Short-Term       Long-Term
                       Income         Capital Gains    Capital Gains
--------------------------------------------------------------------
12/1/17--5/31/18       $0.3600           $ --             $ --
--------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

---------------------------------------
                    5/31/18    11/30/17
---------------------------------------
30-day SEC Yield     4.75%      5.49%
---------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period.


                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 11

Performance Update | 5/31/18

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the S&P/LSTA Leveraged Loan Index, which provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Average Annual Total Returns
(As of May 31, 2018)
-------------------------------------------
            Net
            Asset                S&P/LSTA
            Value     Market     Leveraged
Period      (NAV)     Price      Loan Index
-------------------------------------------
10 Years    5.47%     5.38%      5.20%
5 Years     5.04      2.56       3.85
1 Year      4.70      1.59       4.20
-------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Floating      S&P/LSTA Leveraged
           Rate Trust            Loan Index
5/08       $10,000               $10,000
5/09       $ 6,979               $ 9,099
5/10       $ 9,703               $11,307
5/11       $11,542               $12,357
5/12       $11,968               $12,647
5/13       $13,328               $13,747
5/14       $14,005               $14,347
5/15       $14,706               $14,754
5/16       $15,042               $14,827
5/17       $16,274               $15,938
5/18       $17,040               $16,607

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.
When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

Schedule of Investments | 5/31/18 (unaudited)

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 150.6%
                     SENIOR SECURED FLOATING RATE LOAN
                     INTERESTS -- 133.0% of Net Assets*(a)
                     AUTOMOBILES & COMPONENTS -- 5.9%
                     Auto Parts & Equipment -- 4.4%
     1,555,162       Allison Transmission, Inc., New Term Loan, 3.72%
                     (LIBOR + 175 bps), 9/23/22                                   $    1,566,631
     1,516,900       American Axle & Manufacturing, Inc., Tranche B Term
                     Loan, 4.01% (LIBOR + 225 bps), 4/6/24                             1,521,008
     2,732,958       BBB Industries US Holdings, Inc., First Lien Term B Loan,
                     6.48% (LIBOR + 450 bps), 11/3/21                                  2,760,288
       792,035       Cooper-Standard Automotive, Inc., Additional Term B-1
                     Loan, 4.302% (LIBOR + 200 bps), 11/2/23                             795,005
     1,470,931       Electrical Components International, Inc., Term Loan,
                     7.052% (LIBOR + 475 bps), 5/28/21                                 1,474,608
       380,000       Horizon Global Corp., 2017 Replacement Term Loan,
                     6.48% (LIBOR + 450 bps), 6/30/21                                    374,300
       495,000       Innovative Xcessories & Services LLC, Term Loan, 6.7%
                     (LIBOR + 475 bps), 11/29/22                                         496,856
       992,284       Superior Industries International, Inc., Closing Date
                     Term Loan, 6.476% (LIBOR + 450 bps), 5/22/24                      1,000,346
     2,007,747       Tower Automotive Holdings USA LLC, Initial Term Loan,
                     4.688% (LIBOR + 275 bps), 3/7/24                                  2,017,786
     1,500,000       Trico Group LLC, First Lien Initial Term Loan, 8.807%
                     (LIBOR + 650 bps), 2/2/24                                         1,507,500
                                                                                  --------------
                                                                                  $   13,514,328
------------------------------------------------------------------------------------------------
                     Automobile Manufacturers -- 1.3%
       393,685       CH Hold Corp. (aka Caliber Collision), First Lien Initial
                     Term Loan, 4.98% (LIBOR + 300 bps), 2/1/24                   $      395,653
       500,000       Deck Chassis Acquisition, Inc., Second Lien Initial Term
                     Loan, 7.98% (LIBOR + 600 bps), 6/15/23                              509,375
       683,201       Federal-Mogul Corp., Tranche C Term Loan, 5.685%
                     (LIBOR + 375 bps), 4/15/21                                          690,354
       736,667       Octavius Corp., New Tranche B Term Loan, 5.547%
                     (LIBOR + 350 bps), 11/8/23                                          742,192
     1,081,458       TI Group Automotive Systems LLC, Initial US Term Loan,
                     4.48% (LIBOR + 250 bps), 6/30/22                                  1,087,865
       466,667       Visteon Corp., New Term Loan, 4.106%
                     (LIBOR + 200 bps), 3/24/24                                          469,000
                                                                                  --------------
                                                                                  $    3,894,439
------------------------------------------------------------------------------------------------
                     Tires & Rubber -- 0.2%
       691,667       Goodyear Tire & Rubber Co., Second Lien Term Loan,
                     3.93% (LIBOR + 200 bps), 3/3/25                              $      694,478
                                                                                  --------------
                     Total Automobiles & Components                               $   18,103,245
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 13

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 16.4%
                     Aerospace & Defense -- 4.3%
       964,697       Accudyne Industries Borrower SCA/Accudyne Industries
                     LLC (fka Silver II US Holdings LLC), Initial Term Loan,
                     5.23% (LIBOR + 325 bps), 8/18/24                             $      968,917
     2,246,563^      ADS Tactical, Inc., Term Loan, 9.48% (LIBOR + 750 bps),
                     12/31/22                                                          2,291,494
     1,655,978       Alion Science and Technology Corp., First Lien Term Loan,
                     6.48% (LIBOR + 450 bps), 8/19/21                                  1,669,777
     1,574,730       DAE Aviation Holdings, Inc., Initial Term Loan, 5.73%
                     (LIBOR + 375 bps), 7/7/22                                         1,582,997
       920,994       DynCorp International, Inc., Term Loan B2, 7.948%
                     (LIBOR + 600 bps), 7/7/20                                           926,366
       453,205       Engility Corp. (fka TASC, Inc.), Term B2 Loan, 4.73%
                     (LIBOR + 275 bps), 8/14/23                                          453,984
       242,490       IAP Worldwide Services, Inc., Second Lien Term Loan,
                     8.802% (LIBOR + 650 bps), 7/18/19                                   237,944
     1,745,625       MacDonald, Dettwiler and Associates, Ltd., Term Loan B,
                     4.74% (LIBOR + 275 bps), 10/4/24                                  1,748,352
       498,750       MRO Holdings, Inc., Initial Term Loan, 7.552%
                     (LIBOR + 525 bps), 10/25/23                                         504,361
       989,070       Transdigm, Inc., New Tranche F Term Loan, 4.476%
                     (LIBOR + 250 bps), 6/9/23                                           988,393
       297,754       Transdigm, Inc., New Tranche G Term Loan, 4.73%
                     (LIBOR + 250 bps), 8/22/24                                          297,609
     1,350,000       WP CPP Holdings LLC, First Lien Initial Term Loan,
                     6.28% (LIBOR + 375 bps), 4/30/25                                  1,359,281
                                                                                  --------------
                                                                                  $   13,029,475
------------------------------------------------------------------------------------------------
                     Building Products -- 2.7%
     1,141,700       Armstrong World Industries, Inc., Term Loan B, 4.862%
                     (LIBOR + 275 bps), 3/31/23                                   $    1,147,409
     1,692,071       Builders FirstSource, Inc., Refinancing Term Loan,
                     5.302% (LIBOR + 300 bps), 2/29/24                                 1,699,473
       900,000       Janus International Group LLC, Initial First Lien Term
                     Loan, 4.98% (LIBOR + 300 bps), 2/12/25                              891,563
       340,000       NCI Building Systems, Inc., Initial Term Loan, 3.98%
                     (LIBOR + 200 bps), 2/7/25                                           340,850
     1,265,326       Quikrete Holdings, Inc., First Lien Initial Term Loan,
                     4.73% (LIBOR + 275 bps), 11/15/23                                 1,267,874
       600,000       SRS Distribution, Inc., Initial Term Loan, 5.58%
                     (LIBOR + 325 bps), 5/23/25                                          598,250
     1,667,346       Summit Materials LLC, New Term Loan, 3.98%
                     (LIBOR + 200 bps), 11/21/24                                       1,676,725
       744,384       Unifrax I LLC, Initial Dollar Term Loan, 5.802%
                     (LIBOR + 350 bps), 4/4/24                                           751,828
                                                                                  --------------
                                                                                  $    8,373,972
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Construction & Engineering -- 1.0%
       650,000       American Traffic Solutions, Inc., Initial First Lien Term
                     Loan, 5.659% (LIBOR + 375 bps), 2/28/25                      $      656,297
     1,492,500       HD Supply Waterworks, Ltd., Initial Term Loan, 5.115%
                     (LIBOR + 300 bps), 8/1/24                                         1,500,895
       943,373       Installed Building Products, Inc., Tranche B-1 Term Loan,
                     4.48% (LIBOR + 250 bps), 4/15/24                                    944,552
                                                                                  --------------
                                                                                  $    3,101,744
------------------------------------------------------------------------------------------------
                     Construction Machinery & Heavy Trucks -- 1.4%
       681,454       Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                     Term Loan, 4.302% (LIBOR + 200 bps), 5/18/24                 $      681,880
     1,717,188       Commercial Vehicle Group, Inc., Initial Term Loan, 7.98%
                     (LIBOR + 600 bps), 4/12/23                                        1,730,066
     1,111,370       Navistar, Inc., Tranche B Term Loan, 5.43%
                     (LIBOR + 350 bps), 11/6/24                                        1,120,400
       828,309       Terex Corp., 2018 Incremental US Term Loan, 3.98%
                     (LIBOR + 200 bps), 1/31/24                                          831,415
                                                                                  --------------
                                                                                  $    4,363,761
------------------------------------------------------------------------------------------------
                     Electrical Components & Equipment -- 1.5%
       925,806       DG Investment Intermediate Holdings 2, Inc. (aka
                     Convergint Technologies Holdings LLC), First Lien Initial
                     Term Loan, 5.302% (LIBOR + 300 bps), 2/3/25                  $      924,649
     1,150,000       Pelican Products, Inc., First Lien Term Loan, 5.407%
                     (LIBOR + 350 bps), 5/1/25                                         1,156,469
       700,000(b)    Southwire Co., Term Loan B, 5/19/25                                 704,375
     1,917,890       WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                     6.98% (LIBOR + 500 bps), 9/29/23                                  1,932,274
                                                                                  --------------
                                                                                  $    4,717,767
------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 2.6%
       497,500       AI Aqua Merger Sub, Inc., 2017 First Lien Incremental
                     Term Loan B, 5.23% (LIBOR + 325 bps), 12/13/23               $      497,811
       349,783       AVSC Holding Corp., First Lien Initial Term Loan,
                     5.216% (LIBOR + 325 bps), 3/3/25                                    350,439
     1,000,000       CTC AcquiCo GmbH, Facility B2, 5.568%
                     (LIBOR + 325 bps), 3/7/25                                           999,220
     1,213,595       DTI Holdco, Inc., Replacement B-1 Term Loan, 6.73%
                     (LIBOR + 475 bps), 9/29/23                                        1,214,922
       834,521       Filtration Group Corp., Initial Dollar Term Loan, 5.302%
                     (LIBOR + 300 bps), 3/29/25                                          839,997
       651,248       Gates Global LLC, Initial B-2 Dollar Term Loan, 5.052%
                     (LIBOR + 275 bps), 4/1/24                                           655,278
       481,250       Hyster-Yale Materials Holding, Inc., Term Loan, 5.23%
                     (LIBOR + 325 bps), 5/30/23                                          485,160
       868,937       Milacron LLC, Term B Loan, 4.48% (LIBOR + 250 bps),
                     9/28/23                                                             870,566

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 15

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- (continued)
       839,746       ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                     5.514% (LIBOR + 350 bps), 11/20/23                           $      845,345
     1,086,912       Shape Technologies Group, Inc., Initial Term Loan,
                     5.041% (LIBOR + 300 bps), 4/20/25                                 1,093,026
                                                                                  --------------
                                                                                  $    7,851,764
------------------------------------------------------------------------------------------------
                     Industrial Machinery -- 2.9%
       436,032       Blount International, Inc., Refinancing Term Loan,
                     6.157% (LIBOR + 425 bps), 4/12/23                            $      442,028
       997,500       Circor International, Inc., Initial Term Loan, 5.418%
                     (LIBOR + 350 bps), 12/11/24                                       1,001,241
       822,825       Columbus McKinnon Corp., Repriced Term Loan, 4.802%
                     (LIBOR + 250 bps), 1/31/24                                          829,489
       650,000       EaglePicher Technologies LLC, Initial First Lien Term
                     Loan, 5.23% (LIBOR + 325 bps), 3/8/25                               651,219
     1,151,059       Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                     5.052% (LIBOR + 275 bps), 7/30/24                                 1,157,534
     1,935,500       Mueller Water Products, Inc., Initial Term Loan, 4.58%
                     (LIBOR + 250 bps), 11/25/21                                       1,950,016
       584,550       NN, Inc., Tranche B Term Loan, 5.726% (LIBOR +
                     375 bps), 10/19/22                                                  584,915
     1,304,689       Tank Holding Corp. Replacement Term Loan, 5.732%
                     (LIBOR + 350 bps), 3/16/22                                        1,314,745
       940,385       Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                     Loan, 4.73% (LIBOR + 275 bps), 3/3/23                               944,488
                                                                                  --------------
                                                                                  $    8,875,675
------------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.0%+
       100,723       WESCO Distribution, Inc., Tranche B-1 Term Loan, 4.98%
                     (LIBOR + 300 bps), 12/12/19                                  $      100,849
                                                                                  --------------
                     Total Capital Goods                                          $   50,415,007
------------------------------------------------------------------------------------------------
                     COMMERCIAL & PROFESSIONAL SERVICES -- 4.9%
                     Diversified Support Services -- 0.9%
       622,446       Access CIG LLC, First Lien Term B Loan, 5.73%
                     (LIBOR + 375 bps), 2/27/25                                   $      627,125
       289,070       Asurion LLC (fka Asurion Corp.), Replacement B-6 Term
                     Loan, 4.73% (LIBOR + 275 bps), 11/3/23                              290,593
       455,263       KAR Auction Services, Inc., Tranche B-4 Term Loan,
                     4.563% (LIBOR + 225 bps), 3/11/21                                   457,918
       595,202       KAR Auction Services, Inc., Tranche B-5 Term Loan,
                     4.813% (LIBOR + 250 bps), 3/9/23                                    598,736
       856,437       TMS International Corp. (aka Tube City IMS Corp.),
                     Term B-2 Loan, 4.847% (LIBOR + 275 bps), 8/14/24                    860,184
                                                                                  --------------
                                                                                  $    2,834,556
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Environmental & Facilities Services -- 1.7%
       876,371       Advanced Disposal Services, Inc. (fka ADS Waste
                     Holdings, Inc.), Additional Term Loan, 4.0% (LIBOR +
                     225 bps), 11/10/23                                           $      880,575
       578,177(b)    GFL Environmental, Inc., Term Loan B, 5/30/25                       579,261
     1,006,024       Infiltrator Water Technologies LLC, First Lien Term B-2
                     Loan, 5.302% (LIBOR + 300 bps), 5/27/22                           1,014,513
       321,168       Patriot Container Corp., First Lien Closing Date Term
                     Loan, 5.448% (LIBOR + 350 bps), 3/20/25                             322,975
     1,715,675       WCA Waste Systems, Inc., Initial Term Loan, 4.48%
                     (LIBOR + 250 bps), 8/11/23                                        1,725,682
       551,910       Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                     Initial Term Loan, 4.73% (LIBOR + 275 bps), 9/27/24                 554,082
                                                                                  --------------
                                                                                  $    5,077,088
------------------------------------------------------------------------------------------------
                     Human Resource & Employment Services -- 0.2%
       437,584       On Assignment, Inc., Initial Term B-1 Loan, 3.98%
                     (LIBOR + 200 bps), 6/3/22                                    $      439,954
       191,484       On Assignment, Inc., Initial Term B-2 Loan, 3.98%
                     (LIBOR + 200 bps), 4/2/25                                           192,402
                                                                                  --------------
                                                                                  $      632,356
------------------------------------------------------------------------------------------------
                     Office Services & Supplies -- 0.8%
       349,125       Diamond (BC) BV, Term Loan, 5.097% (LIBOR +
                     300 bps), 9/6/24                                             $      347,161
       800,000       West Corp., Incremental Term B-1 Loan, 5.48%
                     (LIBOR + 350 bps), 10/10/24                                         800,625
     1,408,460       West Corp., Initial Term B Loan, 5.98% (LIBOR +
                     400 bps), 10/10/24                                                1,409,341
                                                                                  --------------
                                                                                  $    2,557,127
------------------------------------------------------------------------------------------------
                     Security & Alarm Services -- 1.3%
       924,054       Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                     First Lien Initial Term Loan, 6.052% (LIBOR + 375 bps),
                     7/28/22                                                      $      913,200
     1,271,848       GW Honos Security Corp. (Garda World Security Corp.),
                     Term B Loan, 5.506% (LIBOR + 350 bps), 5/24/24                    1,286,687
     1,594,340       Prime Security Services Borrower LLC, First Lien 2016-2
                     Refinancing Term B-1 Loan, 4.73% (LIBOR + 275 bps),
                     5/2/22                                                            1,592,844
                                                                                  --------------
                                                                                  $    3,792,731
                                                                                  --------------
                     Total Commercial & Professional Services                     $   14,893,858
------------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 2.7%
                     Homebuilding -- 0.5%
     1,500,000(b)    Interior Logic Group Holdings IV LLC, Term Loan B,
                     5/30/25                                                      $    1,501,875
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 17

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Homefurnishing Retail -- 0.8%
     1,859,949       Serta Simmons Bedding LLC, First Lien Initial Term
                     Loan, 5.724% (LIBOR + 350 bps), 11/8/23                      $    1,648,960
       901,867       Serta Simmons Bedding LLC, Second Lien Initial Term
                     Loan, 10.331% (LIBOR + 800 bps), 11/8/24                            696,692
                                                                                  --------------
                                                                                  $    2,345,652
------------------------------------------------------------------------------------------------
                     Household Appliances -- 0.5%
     1,243,750       Global Appliance, Inc., Tranche B Term Loan, 5.99%
                     (LIBOR + 400 bps), 9/29/24                                   $    1,265,904
       349,125       Ring Container Technologies Group LLC, First Lien
                     Initial Term Loan, 4.73% (LIBOR + 275 bps), 10/31/24                349,889
                                                                                  --------------
                                                                                  $    1,615,793
------------------------------------------------------------------------------------------------
                     Housewares & Specialties -- 0.8%
       545,101       Prestige Brands, Inc., Term B-4 Loan, 3.98%
                     (LIBOR + 200 bps), 1/26/24                                   $      547,924
     2,020,249       Reynolds Group Holdings, Inc., Incremental US Term
                     Loan, 4.73% (LIBOR + 275 bps), 2/5/23                             2,027,940
                                                                                  --------------
                                                                                  $    2,575,864
------------------------------------------------------------------------------------------------
                     Leisure Products -- 0.1%
       324,095       Bombardier Recreational Products, Inc., Term B Loan,
                     3.96% (LIBOR + 200 bps), 5/23/25                             $      325,107
                                                                                  --------------
                     Total Consumer Durables & Apparel                            $    8,364,291
------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 8.2%
                     Casinos & Gaming -- 2.4%
       600,000       Boyd Gaming Corp., Refinancing Term B Loan, 4.255%
                     (LIBOR + 250 bps), 9/15/23                                   $      603,703
       297,750       CityCenter Holdings LLC, Term B Loan, 4.23%
                     (LIBOR + 225 bps), 4/18/24                                          298,308
       494,871       Eldorado Resorts, Inc., Term Loan, 4.287%
                     (LIBOR + 225 bps), 4/17/24                                          496,520
     2,053,933       Golden Nugget, Inc. (aka Landry's Inc.), Initial Term B
                     Loan, 4.708% (LIBOR + 275 bps), 10/4/23                           2,069,481
     2,833,814       Scientific Games International, Inc., Initial Term B-5
                     Loan, 4.73% (LIBOR + 275 bps), 8/14/24                            2,848,425
       480,738       Station Casinos LLC, Term B Facility Loan, 4.49%
                     (LIBOR + 250 bps), 6/8/23                                           481,690
       477,273       VICI Properties 1 LLC, Term B Loan, 3.961%
                     (LIBOR + 200 bps), 12/20/24                                         478,056
                                                                                  --------------
                                                                                  $    7,276,183
------------------------------------------------------------------------------------------------
                     Education Services -- 2.1%
     3,362,452       Bright Horizons Family Solutions LLC (fka Bright Horizons
                     Family Solutions, Inc.), Term B Loan, 3.73%
                     (LIBOR + 175 bps), 11/7/23                                   $    3,385,568

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Education Services -- (continued)
     1,706,513       KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                     6.052% (LIBOR + 375 bps), 8/12/22                            $    1,716,752
     1,303,228       Laureate Education, Inc., Series 2024 Term Loan, 5.48%
                     (LIBOR + 350 bps), 4/26/24                                        1,313,237
                                                                                  --------------
                                                                                  $    6,415,557
------------------------------------------------------------------------------------------------
                     Hotels, Resorts & Cruise Lines -- 0.5%
       467,291       Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                     3.71% (LIBOR + 175 bps), 10/25/23                            $      469,823
     1,134,699       Sabre GLBL, Inc. (fka Sabre, Inc.), 2018 Other Term B
                     Loan, 3.98% (LIBOR + 200 bps), 2/22/24                            1,135,941
                                                                                  --------------
                                                                                  $    1,605,764
------------------------------------------------------------------------------------------------
                     Leisure Facilities -- 1.0%
       833,000       Cedar Fair LP, US Term B Loan, 3.73% (LIBOR +
                     175 bps), 4/13/24                                            $      837,686
       849,468       Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                     5.056% (LIBOR + 275 bps), 6/10/22                                   851,924
     1,286,450       Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.71%
                     (LIBOR + 175 bps), 6/30/22                                        1,295,133
                                                                                  --------------
                                                                                  $    2,984,743
------------------------------------------------------------------------------------------------
                     Restaurants -- 1.1%
     1,479,421       1011778 BC Unlimited Liability Co. (New Red Finance,
                     Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                     4.23% (LIBOR + 225 bps), 2/16/24                             $    1,480,802
       550,000       IRB Holding Corp. (aka Arby's / Buffalo Wild Wings),
                     Term B Loan, 5.215% (LIBOR + 325 bps), 2/5/25                       554,125
       248,125       NPC International, Inc., First Lien Initial Term Loan,
                     5.48% (LIBOR + 350 bps), 4/19/24                                    250,761
       995,107       TMK Hawk Parent Corp., First Lien Initial Term Loan,
                     5.49% (LIBOR + 350 bps), 8/28/24                                  1,001,637
                                                                                  --------------
                                                                                  $    3,287,325
------------------------------------------------------------------------------------------------
                     Specialized Consumer Services -- 1.1%
     1,985,000       Constellis Holdings LLC, First Lien Term B Loan, 7.302%
                     (LIBOR + 500 bps), 4/21/24                                   $    2,008,572
     1,382,782       Creative Artists Agency LLC, Refinancing Term Loan,
                     4.919% (LIBOR + 300 bps), 2/15/24                                 1,392,289
                                                                                  --------------
                                                                                  $    3,400,861
                                                                                  --------------
                     Total Consumer Services                                      $   24,970,433
------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 4.8%
                     Asset Management & Custody Banks -- 0.5%
     1,472,335       Vistra Group, Ltd., USD Term Loan, 4.98% (LIBOR +
                     300 bps), 10/26/22                                           $    1,482,457
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 19

------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Consumer Finance -- 0.6%
       900,000(b)    Blackhawk Network Holdings, Inc., Term Loan, 5/23/25         $      902,250
     1,060,546       Trans Union LLC, 2017 Replacement Term B-3 Loan,
                     3.98% (LIBOR + 200 bps), 4/10/23                                  1,060,657
                                                                                  --------------
                                                                                  $    1,962,907
------------------------------------------------------------------------------------------------
                     Diversified Capital Markets -- 0.6%
       988,030       Freedom Mortgage Corp., Initial Term Loan, 6.711%
                     (LIBOR + 475 bps), 2/23/22                                   $    1,002,851
       725,000       Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
                     Initial Term Loan, 5.157% (LIBOR + 325 bps), 5/1/25                 731,684
                                                                                  --------------
                                                                                  $    1,734,535
------------------------------------------------------------------------------------------------
                     Investment Banking & Brokerage -- 0.8%
     1,425,000       Deerfield Dakota Holding LLC (fka Dakota Holding Corp.),
                     Initial Term Loan, 5.552% (LIBOR + 325 bps), 2/13/25         $    1,427,545
       568,244       Guggenheim Partners Investment Management Holdings
                     LLC, Term B Loan, 4.73% (LIBOR + 275 bps), 7/21/23                  569,192
       446,506       LPL Holdings, Inc., Tranche B Term Loan, 4.557%
                     (LIBOR + 225 bps), 9/23/24                                          447,343
                                                                                  --------------
                                                                                  $    2,444,080
------------------------------------------------------------------------------------------------
                     Other Diversified Financial Services -- 1.0%
       324,373       Delos Finance S.a r.l., New Term Loan, 4.052%
                     (LIBOR + 175 bps), 10/6/23                                   $      326,053
       706,648       Fly Funding II S.a r.l, Term Loan, 4.37% (LIBOR +
                     200 bps), 2/9/23                                                    707,384
     1,952,856       Livingston International, Inc., First Lien Refinancing
                     Term B-3 Loan, 8.052% (LIBOR + 575 bps), 3/20/20                  1,950,414
                                                                                  --------------
                                                                                  $    2,983,851
------------------------------------------------------------------------------------------------
                     Specialized Finance -- 1.3%
       688,668       Avast Software BV, 2018 Refinancing Dollar Term Loan,
                     4.493% (LIBOR + 250 bps), 9/29/23                            $      692,757
     1,214,261       DBRS, Ltd., Initial Term Loan, 7.557% (LIBOR +
                     525 bps), 3/4/22                                                  1,221,850
     1,250,000       McDermott International, Inc., Term Loan, 6.908%
                     (LIBOR + 500 bps), 5/12/25                                        1,262,813
     1,000,000(b)    Sigma Holdco BV (aka Flora Foods), Term Loan B, 3/6/25)           1,002,188
                                                                                  --------------
                                                                                  $    4,179,608
                                                                                  --------------
                     Total Diversified Financials                                 $   14,787,438
------------------------------------------------------------------------------------------------
                     ENERGY -- 4.5%
                     Oil & Gas Drilling -- 0.8%
     1,000,000       Gavilan Resources LLC, Second Lien Initial Term Loan,
                     7.934% (LIBOR + 600 bps), 3/1/24                             $      982,500
     1,500,000       Traverse Midstream Partners LLC, Advance Term Loan,
                     5.85% (LIBOR + 400 bps), 9/27/24                                  1,504,453
                                                                                  --------------
                                                                                  $    2,486,953
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 0.6%
       500,000       Apergy Corp., Initial Term Loan, 4.438% (LIBOR +
                     250 bps), 5/9/25                                             $      501,244
     1,250,000       Keane Group Holdings LLC, Initial Term Loan, 5.75%
                     (LIBOR + 375 bps), 5/25/25                                        1,254,688
                                                                                  --------------
                                                                                  $    1,755,932
------------------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- 1.3%
     1,000,000       California Resources Corp., Term Loan, 12.336%
                     (LIBOR + 1,038 bps), 12/31/21                                $    1,113,750
     1,000,000       Chesapeake Energy Corp., Term Loan Class A, 9.468%
                     (LIBOR + 750 bps), 8/23/21                                        1,052,812
       400,000       Lucid Energy Group II Borrower LLC, Initial Term Loan,
                     4.934% (LIBOR + 300 bps), 2/17/25                                   400,417
     1,246,875       Medallion Midland Acquisition LLC, Initial Term Loan,
                     5.23% (LIBOR + 325 bps), 10/30/24                                 1,229,341
       114,334       MEG Energy Corp., Initial Term Loan, 5.81% (LIBOR +
                     350 bps), 12/31/23                                                  114,692
                                                                                  --------------
                                                                                  $    3,911,012
------------------------------------------------------------------------------------------------
                     Oil & Gas Refining & Marketing -- 0.4%
     1,400,000       Delek US Holdings, Inc., Initial Term Loan, 4.48%
                     (LIBOR + 250 bps), 3/31/25                                   $    1,405,250
------------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- 1.0%
     1,195,887       Energy Transfer Equity LP, Refinanced Loan, 3.961%
                     (LIBOR + 200 bps), 2/2/24                                    $    1,191,776
     2,024,472       Gulf Finance LLC, Tranche B Term Loan, 7.56%
                     (LIBOR + 525 bps), 8/25/23                                        1,753,699
                                                                                  --------------
                                                                                  $    2,945,475
------------------------------------------------------------------------------------------------
                     Pipeline -- 0.4%
     1,092,000       Summit Midstream Partners Holdings LLC, Term Loan
                     Credit Facility, 7.98% (LIBOR + 600 bps), 5/13/22            $    1,104,967
                                                                                  --------------
                     Total Energy                                                 $   13,609,589
------------------------------------------------------------------------------------------------
                     FOOD & STAPLES RETAILING -- 3.2%
                     Drug Retail -- 0.5%
     1,700,000       H-Food Holdings LLC, Initial Term Loan, 4.961%
                     (LIBOR + 300 bps), 5/23/25                                   $    1,695,764
------------------------------------------------------------------------------------------------
                     Food Distributors -- 0.9%
       894,505       CTI Foods Holding Co., LLC, First Lien Term Loan, 5.49%
                     (LIBOR + 350 bps), 6/29/20                                   $      788,283
     1,000,000       CTI Foods Holding Co., LLC, Second Lien Term Loan,
                     9.24% (LIBOR + 725 bps), 6/28/21                                    770,000
     1,113,157       Mill US Acquisition, First Lien Term Loan, 6.31%
                     (LIBOR + 400 bps), 7/3/20                                         1,096,112
                                                                                  --------------
                                                                                  $    2,654,395
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 21

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Food Retail -- 1.8%
     1,000,000(b)    24 Hour Fitness Worldwide, Inc., Term Loan, 5/30/25          $    1,001,250
     1,375,508       Albertson's LLC, 2017-1 Term B-6 Loan, 5.319%
                     (LIBOR + 300 bps), 6/22/23                                        1,360,893
     1,546,125       Packers Holdings LLC, Initial Term Loan, 5.173%
                     (LIBOR + 325 bps), 12/4/24                                        1,549,990
       990,000(b)    SIWF Holdings, Inc., Term Loan, 5/26/25                             994,950
       500,000(b)    Unitymedia Finance LLC, Facility E Term Loan, 6/1/23                500,365
                                                                                  --------------
                                                                                  $    5,407,448
                                                                                  --------------
                     Total Food & Staples Retailing                               $    9,757,607
------------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 3.3%
                     Packaged Foods & Meats -- 3.2%
       400,000       CHG PPC Parent LLC, First Lien Initial Term Loan, 4.73%
                     (LIBOR + 275 bps), 3/31/25                                   $      402,750
       783,956       Chobani LLC, First Lien New Term Loan, 5.48%
                     (LIBOR + 350 bps), 10/10/23                                         786,569
     1,213,366       Dole Food Co., Inc., Tranche B Term Loan, 4.709%
                     (LIBOR + 275 bps/PRIME + 200 bps), 4/6/24                         1,216,399
     1,442,750       Give and Go Prepared Foods Corp. (fka GG Foods
                     Acquisition Corp.), First Lien 2017 Term Loan, 6.218%
                     (LIBOR + 425 bps), 7/29/23                                        1,431,929
     1,845,100       JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                     4.647% (LIBOR + 250 bps), 10/30/22                                1,842,630
     1,066,130       Pinnacle Foods Finance LLC, Initial B Term Loan, 3.659%
                     (LIBOR + 175 bps), 2/2/24                                         1,073,218
     1,488,750       Post Holdings, Inc., Series A Incremental Term Loan,
                     3.97% (LIBOR + 200 bps), 5/24/24                                  1,492,077
     1,447,500       Shearer's Foods LLC, First Lien Term Loan, 6.552%
                     (LIBOR + 425 bps), 6/30/21                                        1,438,453
                                                                                  --------------
                                                                                  $    9,684,025
------------------------------------------------------------------------------------------------
                     Soft Drinks -- 0.1%
       500,000       Sunshine Investments BV, Facility B3, 5.593%
                     (LIBOR + 325 bps), 3/28/25                                   $      502,494
                                                                                  --------------
                     Total Food, Beverage & Tobacco                               $   10,186,519
------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 13.2%
                     Health Care Distributors -- 0.3%
     1,000,000       PharMerica Corp., First Lien Initial Term Loan, 5.428%
                     (LIBOR + 350 bps), 12/6/24                                   $    1,004,167
------------------------------------------------------------------------------------------------
                     Health Care Equipment -- 0.4%
     1,235,880       Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B Loan,
                     4.552% (LIBOR + 225 bps), 10/25/23                           $    1,247,466
------------------------------------------------------------------------------------------------
                     Health Care Facilities -- 2.7%
     1,472,150       Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                     4.48% (LIBOR + 250 bps), 2/16/23                             $    1,484,111

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Health Care Facilities -- (continued)
     1,431,453       ATI Holdings Acquisition, Inc., First Lien Initial Term Loan,
                     5.428% (LIBOR + 350 bps), 5/10/23                            $    1,434,360
       168,215       CHS/Community Health Systems, Inc., Incremental 2019
                     Term G Loan, 5.307% (LIBOR + 300 bps), 12/31/19                     167,498
       645,524       CHS/Community Health Systems, Inc., Incremental 2021
                     Term H Loan, 5.557% (LIBOR + 325 bps), 1/27/21                      629,789
     1,952,723       Kindred Healthcare, Inc., New Term Loan, 5.875%
                     (LIBOR + 350 bps), 4/9/21                                         1,958,825
       602,971       Quorum Health Corp., Term Loan, 8.73% (LIBOR +
                     675 bps), 4/29/22                                                   613,900
     1,396,545       Select Medical Corp., Tranche B Term Loan, 4.681%
                     (LIBOR + 275 bps/PRIME + 175 bps), 3/1/21                         1,410,075
       445,221       Vizient, Inc., Term B-4 Loan, 4.73% (LIBOR + 275 bps),
                     2/13/23                                                             448,838
                                                                                   -------------
                                                                                  $    8,147,396
------------------------------------------------------------------------------------------------
                     Health Care Services -- 6.3%
     1,500,000       Alliance HealthCare Services, Inc., Second Lien Initial
                     Term Loan, 11.98% (LIBOR + 1,000 bps), 4/24/24               $    1,507,500
       255,582       Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                     Term Loan, 7.48% (LIBOR + 550 bps), 8/4/21                          257,179
     1,654,172(c)    CCS Medical, Inc., Second Lien Term Loan, 13.25%
                     (13.25% PIK 0.0% cash) (PRIME + 900 bps), 5/31/19                    20,677
     1,212,219       Concentra, Inc., First Lien Tranche B-1 Term Loan, 4.66%
                     (LIBOR + 275 bps), 6/1/22                                         1,222,068
       855,647       DaVita HealthCare Partners, Inc., Term Loan B2, 4.73%
                     (LIBOR + 275 bps), 6/24/21                                          864,204
       812,500       Diplomat Pharmacy, Inc., Initial Term B Loan, 6.49%
                     (LIBOR + 450 bps), 12/20/24                                         821,641
     1,357,683       Envision Healthcare Corp. (fka Emergency Medical
                     Services Corp.), Initial Term Loan, 4.99% (LIBOR +
                     300 bps), 12/1/23                                                 1,362,986
       886,528       ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                     Term B-1 Loan, 5.23% (LIBOR + 325 bps), 7/27/23                     893,842
     1,000,000       Genex Holdings, Inc., Second Lien Term Loan March
                     2018, 9.047% (LIBOR + 700 bps), 3/2/26                            1,002,500
     1,780,573       Genoa Healthcare Co., LLC, First Lien Term Loan, 5.23%
                     (LIBOR + 325 bps), 10/30/23                                       1,795,040
       100,000       Genoa Healthcare Co., LLC, Second Lien Initial Term Loan,
                     9.98% (LIBOR + 800 bps), 10/28/24                                   101,375
       605,214       GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                     5.302% (LIBOR + 300 bps), 6/28/24                                   607,483
     1,464,905       HC Group Holdings III, Inc., First Lien Initial Term Loan,
                     6.98% (LIBOR + 500 bps), 4/7/22                                   1,475,892
       453,416       MPH Acquisition Holdings LLC, Initial Term Loan, 5.052%
                     (LIBOR + 275 bps), 6/7/23                                           454,995

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 23

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Health Care Services -- (continued)
     1,619,527       National Mentor Holdings, Inc., Tranche B Term Loan,
                     5.302% (LIBOR + 300 bps), 1/31/21                            $    1,627,288
     1,302,306       nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                     Term B-2 Loan, 6.48% (LIBOR + 450 bps), 10/20/22                  1,304,340
     1,646,321       NVA Holdings, Inc., First Lien Term B-3 Loan, 5.052%
                     (LIBOR + 275 bps), 2/2/25                                         1,651,466
       495,000       Team Health Holdings, Inc., Initial Term Loan, 4.73%
                     (LIBOR + 275 bps), 2/6/24                                           478,603
     1,756,455       US Renal Care, Inc., First Lien Initial Term Loan, 6.552%
                     (LIBOR + 425 bps), 12/30/22                                       1,749,429
                                                                                  --------------
                                                                                  $   19,198,508
------------------------------------------------------------------------------------------------
                     Health Care Supplies -- 1.2%
     1,084,328       Greatbatch, Ltd., New Term B Loan, 5.18%
                     (LIBOR + 325 bps), 10/27/22                                  $    1,090,767
       669,938       Kinetic Concepts, Inc., Dollar Term Loan, 5.552%
                     (LIBOR + 325 bps), 2/2/24                                           674,292
     1,799,201       Sterigenics-Nordion Holdings LLC, Incremental Term
                     Loan, 4.98% (LIBOR + 300 bps), 5/15/22                            1,808,197
                                                                                  --------------
                                                                                  $    3,573,256
------------------------------------------------------------------------------------------------
                     Health Care Technology -- 1.7%
     1,570,296       Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                     Closing Date Term Loan, 4.73% (LIBOR + 275 bps),
                     3/1/24                                                       $    1,571,418
     1,250,000       Chloe OX Parent LLC, Initial Term Loan, 7.302%
                     (LIBOR + 500 bps), 12/23/24                                       1,259,375
     1,125,775^      Medical Card System, Inc., Term Loan, 2.848%
                     (LIBOR + 50 bps), 5/31/19                                           731,754
     1,538,106       Press Ganey Holdings, Inc., First Lien Replacement
                     Term Loan, 4.73% (LIBOR + 275 bps), 10/23/23                      1,546,438
                                                                                  --------------
                                                                                  $    5,108,985
------------------------------------------------------------------------------------------------
                     Managed Health Care -- 0.6%
     1,970,000       Prospect Medical Holdings, Inc., Term B-1 Loan, 7.438%
                     (LIBOR + 550 bps), 2/22/24                                   $    1,974,925
                                                                                  --------------
                                                                                  $    1,974,925
                                                                                  --------------
                     Total Health Care Equipment & Services                       $   40,254,703
------------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 3.0%
                     Cleaning Products -- 0.6%
       762,145       Parfums Holding Co., Inc., First Lien Initial Term Loan,
                     7.052% (LIBOR + 475 bps), 6/30/24                            $      770,561
     1,000,000       Parfums Holding Co., Inc., Second Lien Initial Term Loan,
                     11.06% (LIBOR + 875 bps), 6/30/25                                 1,011,875
                                                                                  --------------
                                                                                  $    1,782,436
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Household Products -- 1.7%
     1,500,000       Alphabet Holding Co., Inc. (aka Nature's Bounty), Term
                     Loan, 9.73% (LIBOR + 775 bps), 9/26/25                       $    1,181,250
       497,500       Alphabet Holding Co., Inc. (aka Nature's Bounty), Term
                     Loan B, 5.48% (LIBOR + 350 bps), 9/26/24                            439,043
       956,144       Spectrum Brands, Inc., 2017 Refinanced USD Term Loan,
                     4.145% (LIBOR + 200 bps), 6/23/22                                   957,605
     1,221,200       Springer Science + Business Media GmbH, Initial
                     Term B13 Loan, 5.476% (LIBOR + 350 bps), 8/15/22                  1,223,376
     1,488,750       WKI Holding Co., Inc., Initial Term Loan, 6.358%
                     (LIBOR + 400 bps), 5/1/24                                         1,458,975
                                                                                  --------------
                                                                                  $    5,260,249
------------------------------------------------------------------------------------------------
                     Personal Products -- 0.7%
       932,993       Revlon Consumer Products Corp., Initial Term Loan B,
                     5.476% (LIBOR + 350 bps), 9/7/23                             $      729,600
     1,343,750       Twist Beauty International Holdings SA, Facility B2,
                     5.295% (LIBOR + 300 bps), 4/22/24                                 1,350,469
                                                                                  --------------
                                                                                  $    2,080,069
                                                                                  --------------
                     Total Household & Personal Products                          $    9,122,754
------------------------------------------------------------------------------------------------
                     INSURANCE -- 2.8%
                     Insurance Brokers -- 0.1%
       443,333       NFP Corp., Term B Loan, 4.98% (LIBOR + 300 bps),
                     1/8/24                                                       $      443,887
------------------------------------------------------------------------------------------------
                     Life & Health Insurance -- 0.6%
     1,861,442       Integro, Ltd., Initial Term Loan, 8.001% (LIBOR +
                     575 bps), 10/31/22                                           $    1,868,422
------------------------------------------------------------------------------------------------
                     Property & Casualty Insurance -- 2.1%
       887,406       Acrisure LLC, First Lien 2017-2 Refinancing Term Loan,
                     6.609% (LIBOR + 425 bps), 11/22/23                           $      894,949
       900,813       Alliant Holdings Intermediate LLC, Initial Term Loan,
                     4.929% (LIBOR + 300 bps), 5/9/25                                    901,256
       500,000       Confie Seguros Holding II Co., Second Lien Term Loan,
                     11.807% (LIBOR + 950 bps), 5/8/19                                   487,917
     2,373,338       Confie Seguros Holding II Co., Term B Loan, 7.556%
                     (LIBOR + 525 bps), 4/19/22                                        2,374,821
     1,661,650       USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                     Loan, 5.302% (LIBOR + 300 bps), 5/16/24                           1,661,650
                                                                                  --------------
                                                                                  $    6,320,593
                                                                                  --------------
                     Total Insurance                                              $    8,632,902
------------------------------------------------------------------------------------------------
                     MATERIALS -- 14.1%
                     Construction Materials -- 1.7%
       972,125       84 Lumber Co., Term B-1 Loan, 7.21% (LIBOR +
                     525 bps), 10/25/23                                           $      984,884
     1,232,484       American Bath Group LLC, First Lien Replacement
                     Term Loan, 7.552% (LIBOR + 525 bps), 9/30/23                      1,236,336

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 25

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Construction Materials -- (continued)
       495,000       American Builders & Contractors Supply Co., Inc.,
                     Term B-2 Loan, 3.98% (LIBOR + 200 bps), 10/31/23             $      493,711
       495,893       Associated Asphalt Partners LLC, Tranche B Term Loan,
                     7.23% (LIBOR + 525 bps), 4/5/24                                     481,429
       868,438       Penn Engineering & Manufacturing Corp., Tranche B Term
                     Loan, 4.73% (LIBOR + 275 bps), 6/27/24                              872,780
     1,250,000(b)    UNIMIN Corp., Term Loan, 6/1/25                                   1,253,385
                                                                                  --------------
                                                                                  $    5,322,525
------------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 4.0%
       807,902       Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                     Tranche B-2 Term Loan, 5.569% (LIBOR + 325 bps),
                     9/13/23                                                      $      810,932
       608,690       Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                     Tranche B-3 Term Loan, 5.569% (LIBOR + 325 bps),
                     9/13/23                                                             610,973
       498,750       Avantor, Inc., Initial Dollar Term Loan, 5.98% (LIBOR +
                     400 bps), 11/21/24                                                  503,582
     1,237,755       Axalta Coating Systems Dutch Holding B BV (Axalta
                     Coating Systems US Holdings, Inc.), Term B-3 Dollar Loan,
                     4.052% (LIBOR + 175 bps), 6/1/24                                  1,240,076
     1,208,638       Azelis Finance SA (Azelis US Holding, Inc.), 2017
                     Refinancing Dollar Term Loan, 6.052% (LIBOR + 375 bps),
                     12/16/22                                                          1,217,703
     1,670,420       Nexeo Solutions LLC, Term B-1 Loan, 5.573% (LIBOR +
                     325 bps), 6/9/23                                                  1,689,212
       562,112       Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                     4.302% (LIBOR + 200 bps), 7/25/24                                   566,328
       859,878       Plaskolite LLC, First Lien Term Loan, 5.811% (LIBOR +
                     350 bps), 11/3/22                                                   860,953
     1,361,963       Tata Chemicals North America, Term Loan, 5.063%
                     (LIBOR + 275 bps), 8/7/20                                         1,369,624
       407,119       Tronox, Ltd., First Lien Blocked Dollar Term Loan, 5.302%
                     (LIBOR + 300 bps), 9/23/24                                          409,833
       939,506       Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.302%
                     (LIBOR + 300 bps), 9/23/24                                          945,770
     1,423,806       Univar USA, Inc., Term B-3 Loan, 4.48% (LIBOR +
                     250 bps), 7/1/24                                                  1,433,149
       498,750       Vantage Specialty Chemicals, Inc., First Lien Closing
                     Date Term Loan, 6.302% (LIBOR + 400 bps), 10/28/24                  503,737
                                                                                  --------------
                                                                                  $   12,161,872
------------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 1.2%
     1,723,750       Global Brass and Copper, Inc. Term Loan B, 4.5%
                     (LIBOR + 250 bps), 5/29/25                                   $    1,728,060
       987,500       Oxbow Carbon LLC, First Lien Tranche B Term Loan,
                     5.73% (LIBOR + 375 bps), 1/4/23                                   1,001,078

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- (continued)
       950,000       US Silica Co., Term Loan, 5.813% (LIBOR + 400 bps),
                     5/1/25                                                       $      958,431
                                                                                  --------------
                                                                                  $    3,687,569
------------------------------------------------------------------------------------------------
                     Metal & Glass Containers -- 0.3%
       951,813       BWay Holding Co., Initial Term Loan, 5.587% (LIBOR +
                     325 bps), 4/3/24                                             $      955,284
------------------------------------------------------------------------------------------------
                     Paper Packaging -- 2.5%
     1,004,333       Berry Global, Inc. (fka Berry Plastics Corp.), Term Q Loan,
                     3.96% (LIBOR + 200 bps), 10/1/22                             $    1,008,334
     2,013,018       Caraustar Industries, Inc., Refinancing Term Loan, 7.802%
                     (LIBOR + 550 bps), 3/14/22                                        2,028,744
     1,498,333       Expera Specialty Solutions LLC, Term Loan B, 6.23%
                     (LIBOR + 425 bps), 11/3/23                                        1,517,062
     1,098,250       Onex Wizard Acquisition Co. I S.a.r.l. (aka SIG Combibloc
                     Group), Term Loan, 4.73% (LIBOR + 275 bps), 3/11/22               1,106,262
       995,000       Plastipak Holdings, Inc., Tranche B Term Loan, 4.49%
                     (LIBOR + 250 bps), 10/14/24                                         998,886
     1,047,375       Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 5.23%
                     (LIBOR + 325 bps), 10/17/24                                       1,045,411
                                                                                  --------------
                                                                                  $    7,704,699
------------------------------------------------------------------------------------------------
                     Paper Products -- 0.6%
       298,148       Ranpak Corp., Second Lien Initial Term Loan, 9.185%
                     (LIBOR + 725 bps), 10/3/22                                   $      301,875
     1,557,001       Ranpak Corp., Tranche B-1 USD Term Loan, 5.23%
                     (LIBOR + 325 bps), 10/1/21                                        1,564,786
                                                                                  --------------
                                                                                  $    1,866,661
------------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 2.0%
     1,451,020       Ferro Corporation, Tranche B-1 Term Loan, 4.349%
                     (LIBOR + 225 bps), 2/14/24                                   $    1,456,461
       348,250       H.B. Fuller Co., Commitment, 3.948% (LIBOR + 200 bps),
                     10/20/24                                                            349,072
     1,084,330       MacDermid, Inc. (Platform Specialty Products Corp.),
                     Tranche B-6 Term Loan, 4.98% (LIBOR + 300 bps), 6/7/23            1,092,463
     1,389,143       Omnova Solutions, Inc., Term B-2 Loan, 5.23% (LIBOR +
                     325 bps), 8/25/23                                                 1,399,561
     1,341,776       PQ Corp., Third Amendment Tranche B-1 Term Loan,
                     4.48% (LIBOR + 250 bps), 2/8/25                                   1,345,270
       496,222       Versum Materials, Inc. (fka Versum Materials LLC), Term
                     Loan, 4.302% (LIBOR + 200 bps), 9/29/23                             498,910
                                                                                  --------------
                                                                                  $    6,141,737
------------------------------------------------------------------------------------------------
                     Steel -- 1.8%
     1,955,530       Atkore International, Inc., First Lien Initial Incremental
                     Term Loan, 5.06% (LIBOR + 275 bps), 12/22/23                 $    1,964,438

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 27

-------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
-------------------------------------------------------------------------------------------------
                     Steel -- (continued)
       995,000       Big River Steel LLC, Closing Date Term Loan, 7.302%
                     (LIBOR + 500 bps), 8/23/23                                   $    1,012,412
       405,000       Phoenix Services International LLC, Term B Loan, 5.659%
                     (LIBOR + 375 bps), 3/1/25                                           409,050
     1,944,017       Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                     Term Loan, 4.999% (LIBOR + 275 bps), 6/14/21                      1,949,484
                                                                                  --------------
                                                                                  $    5,335,384
                                                                                  --------------
                     Total Materials                                              $   43,175,731
------------------------------------------------------------------------------------------------
                     MEDIA -- 13.4%
                     Advertising -- 1.8%
     1,926,467       CB Poly Investments LLC, First Lien Closing Date Term
                     Loan, 5.73% (LIBOR + 375 bps), 8/16/23                       $    1,932,487
       611,200       Checkout Holding Corp., First Lien Term B Loan, 5.48%
                     (LIBOR + 350 bps), 4/9/21                                           420,964
     1,127,048       Crossmark Holdings, Inc., First Lien Term Loan, 5.802%
                     (LIBOR + 350 bps), 12/20/19                                         628,681
       342,128       Outfront Media Capital LLC (Outfront Media Capital
                     Corp.), Term Loan, 3.968% (LIBOR + 200 bps), 3/18/24                344,266
     1,990,000       Red Ventures LLC (New Imagitas, Inc.), First Lien Term
                     Loan, 5.98% (LIBOR + 400 bps), 11/8/24                            2,017,776
                                                                                  --------------
                                                                                  $    5,344,174
------------------------------------------------------------------------------------------------
                     Broadcasting -- 4.0%
       756,445       A-L Parent LLC (aka Learfield Communications), First Lien
                     Initial Term Loan, 5.24% (LIBOR + 325 bps), 12/1/23          $      763,064
       736,667       Beasley Mezzanine Holdings LLC, Initial Term Loan,
                     5.939% (LIBOR + 400 bps), 11/1/23                                   741,578
       194,025       CBS Radio, Inc., Term B-1 Loan, 4.698% (LIBOR +
                     275 bps), 11/18/24                                                  193,742
       495,000       CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                     March 2017 Refinancing Term Loan, 4.169% (LIBOR +
                     225 bps), 7/17/25                                                   493,510
       526,093       Gray Television, Inc., Term B-2 Loan, 4.168% (LIBOR +
                     225 bps), 2/7/24                                                    528,131
     1,147,500       Hubbard Radio LLC, Term Loan, 4.99% (LIBOR +
                     300 bps), 3/28/25                                                 1,154,316
     1,944,572       MediArena Acquisition BV (fka AP NMT Acquisition BV),
                     First Lien Dollar Term B Loan, 8.058% (LIBOR + 575 bps),
                     8/13/21                                                           1,946,273
        56,901(b)    Mission Broadcasting, Inc., Term B-2 Loan, 1/17/24                   57,115
       438,144(b)    Nexstar Broadcasting, Inc., Term B-2 Loan, 1/17/24                  439,787
       522,375       Raycom TV Broadcasting LLC, Tranche B-1 Term Loan,
                     4.226% (LIBOR + 225 bps), 8/23/24                                   523,681
     2,062,754       Sinclair Television Group, Inc., Tranche B Term Loan,
                     4.24% (LIBOR + 225 bps), 1/3/24                                   2,067,577

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Broadcasting -- (continued)
     1,198,436       Townsquare Media, Inc., Additional Term B Loan, 4.98%
                     (LIBOR + 300 bps), 4/1/22                                    $    1,203,179
     2,093,943       Univision Communications, Inc., 2017 Replacement
                     Repriced First Lien Term Loan, 4.73% (LIBOR + 275 bps),
                     3/15/24                                                           2,023,128
                                                                                  --------------
                                                                                  $   12,135,081
------------------------------------------------------------------------------------------------
                     Cable & Satellite -- 3.7%
     2,501,262       Altice US Finance I Corp., March 2017 Refinancing Term
                     Loan, 4.23% (LIBOR + 225 bps), 7/28/25                       $    2,496,572
       347,375       Cable One, Inc., Incremental Term B-1 Loan, 4.06%
                     (LIBOR + 175 bps), 5/1/24                                           349,619
     1,953,193       Charter Communications Operating LLC (aka CCO Safari
                     LLC), Term B Loan, 3.99% (LIBOR + 200 bps), 4/30/25               1,959,664
     1,829,208       MCC Iowa LLC, Tranche M Term Loan, 3.76% (LIBOR +
                     200 bps), 1/15/25                                                 1,837,591
     1,990,000       SFR Group SA, USD Term Loan B-12, 5.348% (LIBOR +
                     300 bps), 1/31/26                                                 1,962,637
       285,000(b)    Telenet Financing USD LLC, Term Loan, 8/15/26                       285,178
       285,000       Telenet Financing USD LLC, Term Loan AL Facility, 4.419%
                     (LIBOR + 250 bps), 3/1/26                                           285,030
     1,099,000       UPC Financing Partnership, Facility AR, 4.419% (LIBOR +
                     250 bps), 1/15/26                                                 1,097,197
     1,117,713       Virgin Media Bristol LLC, Facility K, 4.419% (LIBOR +
                     250 bps), 1/15/26                                                 1,116,141
                                                                                  --------------
                                                                                  $   11,389,629
------------------------------------------------------------------------------------------------
                     Movies & Entertainment -- 2.0%
     1,128,961       AMC Entertainment, Inc., Initial Term Loan, 4.169%
                     (LIBOR + 225 bps), 12/15/22                                  $    1,133,194
     1,000,000       CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                     Canada, Inc.), Second Lien Initial Term Loan, 10.552%
                     (LIBOR + 825 bps), 7/10/23                                          985,000
     1,446,856       Fitness International LLC, Term B Loan, 5.53% (LIBOR +
                     325 bps), 4/18/25                                                 1,455,718
       227,941       Kasima LLC, Term Loan, 4.758% (LIBOR + 250 bps),
                     5/17/21                                                             229,936
       472,050       Live Nation Entertainment, Inc., Term B-3 Loan, 3.75%
                     (LIBOR + 175 bps), 10/31/23                                         474,705
     1,047,750       Seminole Hard Rock Entertainment, Inc., Term Loan,
                     5.058% (LIBOR + 275 bps), 5/14/20                                 1,056,591
       813,664       WMG Acquisition Corp., Tranche E Term Loan, 4.23%
                     (LIBOR + 225 bps), 11/1/23                                          814,344
                                                                                  --------------
                                                                                  $    6,149,488
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 29

------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                          Value
------------------------------------------------------------------------------------------------
                     Publishing -- 1.9%
       719,015       DH Publishing LP, Term B-6 Loan, 4.185% (LIBOR +
                     225 bps), 8/20/23                                            $      720,868
        27,960       Lee Enterprises, Inc., First Lien Term Loan, 8.23%
                     (LIBOR + 625 bps), 3/31/19                                           28,065
     2,947,261       McGraw-Hill Global Education Holdings LLC, First Lien
                     Term B Loan, 5.98% (LIBOR + 400 bps), 5/4/22                      2,874,499
     1,666,690       Quincy Newspapers, Inc., Term Loan B, 5.014% (LIBOR +
                     300 bps/PRIME + 200 bps), 11/2/22                                 1,676,416
       549,911       Trader Corp., First Lien 2017 Refinancing Term Loan,
                     5.295% (LIBOR + 300 bps), 9/28/23                                   549,912
                                                                                  --------------
                                                                                  $    5,849,760
                                                                                  --------------
                     Total Media                                                  $   40,868,132
------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                     SCIENCES -- 3.8%
                     Biotechnology -- 0.5%
     1,068,696       Alkermes, Inc., 2023 Term Loan, 4.17% (LIBOR +
                     225 bps), 3/27/23                                            $    1,076,711
       445,500       Lantheus Holdings, Inc., Replacement Term Loan, 5.73%
                     (LIBOR + 375 bps), 6/30/22                                          447,171
                                                                                  --------------
                                                                                  $    1,523,882
------------------------------------------------------------------------------------------------
                     Life Sciences Tools & Services -- 1.3%
     1,741,250       Albany Molecular Research, Inc., First Lien Initial Term
                     Loan, 5.23% (LIBOR + 325 bps), 8/30/24                       $    1,741,612
     1,000,000       Albany Molecular Research, Inc., Second Lien Initial Term
                     Loan, 8.98% (LIBOR + 700 bps), 8/30/25                            1,013,750
       428,145       Catalent Pharma Solutions, Inc. (fka Cardinal Health
                     409, Inc.), Dollar Term Loan, 4.23% (LIBOR + 225 bps),
                     5/20/24                                                             430,253
       893,182       Explorer Holdings, Inc., Initial Term Loan, 5.806%
                     (LIBOR + 375 bps), 5/2/23                                           902,486
                                                                                  --------------
                                                                                  $    4,088,101
------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- 2.0%
     1,597,925       Endo Luxembourg Finance Company I S.a.r.l., Initial
                     Term Loan, 6.25% (LIBOR + 425 bps), 4/29/24                  $    1,587,538
       891,000       Horizon Pharma, Inc., Third Amendment Refinanced
                     Term Loan, 5.25% (LIBOR + 325 bps), 3/29/24                         916,616
     1,099,140       Jaguar Holding Co. I LLC (aka Pharmaceutical Product
                     Development LLC), 2018 Term Loan, 4.649%
                     (LIBOR + 250 bps), 8/18/22                                        1,099,742
       530,315       Mallinckrodt International Finance SA, 2017 Term B Loan,
                     5.203% (LIBOR + 275 bps), 9/24/24                                   519,295
       298,500       Parexel International Corp., Term Loan B, 4.73%
                     (LIBOR + 275 bps), 9/27/24                                          298,500
       596,139       Valeant Pharmaceuticals International, Inc., Series F
                     Tranche B Term Loan, 5.42% (LIBOR + 350 bps), 4/1/22                598,281

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Pharmaceuticals -- (continued)
     1,000,000(b)    Valeant Pharmaceuticals International, Inc., Term Loan B,
                     6/2/25                                                       $    1,002,891
                                                                                  --------------
                                                                                  $    6,022,863
                                                                                  --------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences         $   11,634,846
------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 1.4%
                     Diversified REIT -- 0.3%
       422,566       ESH Hospitality, Inc., Third Repriced Term Loan, 3.98%
                     (LIBOR + 200 bps), 8/30/23                                   $      424,045
       470,766       iStar, Inc. (fka iStar Financial, Inc.), Term Loan, 4.932%
                     (LIBOR + 300 bps), 10/1/21                                          474,297
                                                                                  --------------
                                                                                  $      898,342
------------------------------------------------------------------------------------------------
                     Hotel & Resort REIT -- 0.5%
     1,337,700       MGM Growth Properties Operating Partnership LP, Term B
                     Loan, 3.754% (LIBOR + 200 bps), 4/25/23                      $    1,339,372
------------------------------------------------------------------------------------------------
                     Specialized REIT -- 0.6%
     1,945,437       Communications Sales & Leasing, Inc. (CSL Capital LLC),
                     Shortfall Term Loan, 4.98% (LIBOR + 300 bps), 10/24/22       $    1,895,780
                                                                                  --------------
                     Total Real Estate                                            $    4,133,494
------------------------------------------------------------------------------------------------
                     RETAILING -- 3.7%
                     Apparel Retail -- 0.5%
       518,433       Hudson's Bay Co., Term Loan B, 5.218% (LIBOR +
                     325 bps), 9/30/22                                            $      485,221
     1,127,781       Men's Wearhouse, Inc., Tranche B-2 Term Loan, 5.407%
                     (LIBOR + 350 bps), 4/9/25                                         1,138,110
                                                                                  --------------
                                                                                  $    1,623,331
------------------------------------------------------------------------------------------------
                     Automotive Retail -- 0.5%
     1,392,502       CWGS Group LLC, Term Loan, 4.673% (LIBOR + 275 bps),
                     11/8/23                                                      $    1,392,328
------------------------------------------------------------------------------------------------
                     Department Stores -- 0.3%
       447,750       Archroma Finance S.a.r.l., First Lien Facility B2, 6.587%
                     (LIBOR + 425 bps), 8/12/24                                   $      448,869
       487,261       J.C. Penney Corp., Inc., Term Loan, 6.569% (LIBOR +
                     425 bps), 6/23/23                                                   459,505
                                                                                  --------------
                                                                                  $      908,374
------------------------------------------------------------------------------------------------
                     Internet & Direct Marketing Retail -- 0.2%
       550,000       Shutterfly, Inc., Incremental Term Loan, 4.73% (LIBOR +
                     275 bps), 8/17/24                                            $      554,211
------------------------------------------------------------------------------------------------
                     Specialty Stores -- 2.2%
       995,000       Bass Pro Group LLC, Initial Term Loan, 6.98% (LIBOR +
                     500 bps), 9/25/24                                            $    1,001,063

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 31

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Specialty Stores -- (continued)
       741,704       Michaels Stores, Inc., 2018 New Replacement Term B
                     Loan, 4.46% (LIBOR + 250 bps), 1/30/23                       $      741,240
       721,274       Party City Holdings, Inc., 2018 Replacement Term Loan,
                     4.941% (LIBOR + 275 bps), 8/19/22                                   725,105
     2,434,396       PetSmart, Inc., Tranche B-2 Term Loan, 4.92% (LIBOR +
                     300 bps), 3/11/22                                                 1,906,653
     2,487,500       Staples, Inc., Term Loan B, 6.358% (LIBOR + 400 bps),
                     9/12/24                                                           2,426,161
                                                                                  --------------
                                                                                  $    6,800,222
                                                                                  --------------
                     Total Retailing                                              $   11,278,466
------------------------------------------------------------------------------------------------
                     SEMICONDUCTORS & SEMICONDUCTOR
                     EQUIPMENT -- 1.9%
                     Semiconductor Equipment -- 0.8%
       181,892       Entegris, Inc., New Tranche B Term Loan, 4.23%
                     (LIBOR + 225 bps), 4/30/21                                   $      182,801
     1,716,300       MACOM Technology Solutions Holdings, Inc.
                     (fka M/A-COM Technology Solutions Holdings, Inc.),
                     Initial Term Loan, 4.23% (LIBOR + 225 bps), 5/17/24               1,699,853
       247,481       Micron Technology, Inc., Term Loan, 3.74% (LIBOR +
                     175 bps), 4/26/22                                                   249,079
       212,096       MKS Instruments, Inc., Tranche B-3 Term Loan, 3.73%
                     (LIBOR + 175 bps), 5/1/23                                           213,466
                                                                                  --------------
                                                                                  $    2,345,199
------------------------------------------------------------------------------------------------
                     Semiconductors -- 1.1%
       496,250       Bright Bidco BV (aka Lumileds LLC), 2018 Refinancing
                     Term B Loan, 5.746% (LIBOR + 350 bps), 6/30/24               $      497,025
     1,250,000(b)    Microchip Technology, Inc., Initial Term Loan, 5/29/25            1,258,073
     1,188,250       Mirion Technologies (Finance) LLC (Mirion Technologies,
                     Inc.), First Lien Initial Term Loan, 7.052% (LIBOR +
                     475 bps), 3/31/22                                                 1,187,135
       417,499       ON Semiconductor Corp., 2017 New Replacement
                     Term B-2 Loan, 3.98% (LIBOR + 200 bps), 3/31/23                     419,094
                                                                                  --------------
                                                                                  $    3,361,327
                                                                                  --------------
                     Total Semiconductors & Semiconductor Equipment               $    5,706,526
------------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 8.5%
                     Application Software -- 1.8%
       796,000       Applied Systems, Inc., First Lien Initial Term Loan,
                     5.302% (LIBOR + 300 bps), 9/19/24                            $      802,799
       750,000       Applied Systems, Inc., Second Lien Initial Term Loan,
                     9.302% (LIBOR + 700 bps), 9/19/25                                   778,125
       759,079       Infor (US), Inc. (fka Lawson Software, Inc.), Tranche B-6
                     Term Loan, 4.73% (LIBOR + 275 bps), 2/1/22                          760,435
     1,714,134       STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                     7.23% (LIBOR + 525 bps), 6/30/22                                  1,714,134

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Application Software -- (continued)
     1,321,626       Verint Systems, Inc., Refinancing Term Loan, 3.907%
                     (LIBOR + 200 bps), 6/28/24                                   $    1,329,886
                                                                                  --------------
                                                                                  $    5,385,379
------------------------------------------------------------------------------------------------
                     Data Processing & Outsourced Services -- 1.2%
     1,706,679       First Data Corp., 2022D New Dollar Term Loan, 3.965%
                     (LIBOR + 200 bps), 7/8/22                                    $    1,707,960
     1,131,090       First Data Corp., 2024A New Dollar Term Loan, 3.965%
                     (LIBOR + 200 bps), 4/26/24                                        1,131,580
       736,875       WEX, Inc., Term B-2 Loan, 4.23% (LIBOR + 225 bps),
                     6/30/23                                                             740,677
                                                                                  --------------
                                                                                  $    3,580,217
------------------------------------------------------------------------------------------------
                     Home Entertainment Software -- 0.4%
     1,237,961       MA Financeco., LLC (aka Micro Focus International Plc),
                     Tranche B-2 Term Loan, 4.48% (LIBOR + 250 bps),
                     11/19/21                                                     $    1,230,224
        96,758       MA Financeco., LLC (aka Micro Focus International Plc),
                     Tranche B-3 Term Loan, 4.73% (LIBOR + 275 bps),
                     6/21/24                                                              96,092
                                                                                  --------------
                                                                                  $    1,326,316
------------------------------------------------------------------------------------------------
                     Internet Software & Services -- 0.9%
       908,093       Match Group, Inc. (fka The Match Group, Inc.), Additional
                     Term B-1 Loan, 4.434% (LIBOR + 250 bps), 11/16/22            $      914,904
     1,881,656       Rackspace Hosting, Inc., First Lien Term B Loan, 5.362%
                     (LIBOR + 300 bps), 11/3/23                                        1,873,815
                                                                                  --------------
                                                                                  $    2,788,719
------------------------------------------------------------------------------------------------
                     IT Consulting & Other Services -- 2.7%
       770,732       Booz Allen Hamilton, Inc., New Refinancing Tranche B
                     Term Loan, 3.98% (LIBOR + 200 bps), 6/30/23                  $      775,934
       999,917       Evergreen Skills Lux S.a.r.l., Second Lien Initial Term Loan,
                     10.23% (LIBOR + 825 bps), 4/28/22                                   823,056
       991,426       Go Daddy Operating Co., LLC (GD Finance Co, Inc.),
                     Tranche B-1 Term Loan, 4.23% (LIBOR + 225 bps),
                     2/15/24                                                             995,579
       470,259       Kronos, Inc., First Lien Incremental Term Loan, 5.357%
                     (LIBOR + 300 bps), 11/1/23                                          473,412
     1,488,750       Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                     Initial Term Loan, 7.56% (LIBOR + 525 bps), 4/29/24               1,499,916
       300,000       Rocket Software, Inc., First Lien Term Loan, 6.052%
                     (LIBOR + 375 bps), 10/14/23                                         303,563
       700,000       Rocket Software, Inc., Second Lien Term Loan, 11.802%
                     (LIBOR + 950 bps), 10/14/24                                         709,333
     1,340,625       Sitel Worldwide Corp., First Lien Term B-1 Loan, 7.875%
                     (LIBOR + 550 bps), 9/18/21                                        1,347,328

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 33

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     IT Consulting & Other Services -- (continued)
     1,340,497       Tempo Acquisition LLC, Initial Term Loan, 4.98%
                     (LIBOR + 300 bps), 5/1/24                                    $    1,343,848
                                                                                  --------------
                                                                                  $    8,271,969
------------------------------------------------------------------------------------------------
                     Systems Software -- 1.5%
     1,876,127       EZE Software Group LLC, First Lien Term B-2 Loan,
                     5.101% (LIBOR + 300 bps), 4/6/20                             $    1,889,025
       321,929       Ivanti Software, Inc. (fka LANDesk Group, Inc.), First Lien
                     Term Loan, 6.24% (LIBOR + 425 bps), 1/20/24                         318,388
       497,500       Project Silverback Holdings Corp., First Lien New Term
                     Loan, 5.453% (LIBOR + 350 bps), 8/21/24                             492,525
     1,222,823       Rovi Solutions Corp., Term B Loan, 4.49% (LIBOR +
                     250 bps), 7/2/21                                                  1,228,172
       651,368       Seattle Spinco, Inc. (aka Micro Focus International Plc),
                     Initial Term Loan, 4.73% (LIBOR + 275 bps), 6/21/24                 650,757
                                                                                  --------------
                                                                                  $    4,578,867
                                                                                  --------------
                     Total Software & Services                                    $   25,931,467
------------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 3.4%
                     Communications Equipment -- 0.8%
     1,995,000       Avaya, Inc., Initial Term Loan, 6.684% (LIBOR + 475 bps),
                     12/15/24                                                     $    2,009,605
       354,500       Commscope, Inc., Tranche 5 Term Loan, 3.98% (LIBOR +
                     200 bps), 12/29/22                                                  356,051
                                                                                  --------------
                                                                                  $    2,365,656
------------------------------------------------------------------------------------------------
                     Electronic Components -- 0.2%
       653,600       Generac Power Systems, Inc., 2017-2 New Term Loan,
                     4.308% (LIBOR + 200 bps), 5/31/23                            $      655,030
------------------------------------------------------------------------------------------------
                     Electronic Manufacturing Services -- 0.2%
       839,085       4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                     Loan, 6.48% (LIBOR + 450 bps), 5/8/20                        $      756,225
------------------------------------------------------------------------------------------------
                     Technology Distributors -- 0.8%
       782,961       CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW
                     Corp.), Term Loan, 4.06% (LIBOR + 175 bps), 8/17/23          $      786,729
       582,113       SS&C Technologies Holdings, Inc., 2017 Refinancing
                     New Term B-1 Loan, 4.23% (LIBOR + 225 bps), 7/8/22                  586,236
       698,137       SS&C Technologies Holdings, Inc., Term B-3 Loan, 4.48%
                     (LIBOR + 250 bps), 4/16/25                                          702,897
       261,382       SS&C Technologies Holdings, Inc., Term B-4 Loan, 4.48%
                     (LIBOR + 250 bps), 4/16/25                                          263,164
                                                                                  --------------
                                                                                  $    2,339,026
------------------------------------------------------------------------------------------------
                     Technology Hardware, Storage & Peripherals -- 1.4%
     1,130,424       Dell International LLC, Refinancing Term B Loan, 3.99%
                     (LIBOR + 200 bps), 9/7/23                                    $    1,130,727

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Technology Hardware, Storage & Peripherals -- (continued)
     1,673,675       Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar
                     Term B Loan, 4.688% (LIBOR + 275 bps), 11/6/23               $    1,675,245
     1,404,722       Western Digital Corp., US Term B-4 Loan, 3.71%
                     (LIBOR + 175 bps), 4/29/23                                        1,410,428
                                                                                  --------------
                                                                                  $    4,216,400
                                                                                  --------------
                     Total Technology Hardware & Equipment                        $   10,332,337
------------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 2.6%
                     Integrated Telecommunication Services -- 1.8%
     1,745,625       CenturyLink, Inc., Initial Term B Loan, 4.73% (LIBOR +
                     275 bps), 1/31/25                                            $    1,726,299
       595,500       Frontier Communications Corp., Term B-1 Loan, 5.74%
                     (LIBOR + 375 bps), 6/15/24                                          588,354
       952,035       GCI Holdings, Inc., New Term B Loan, 4.23% (LIBOR +
                     225 bps), 2/2/22                                                    956,200
     1,243,406       Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                     4.211% (LIBOR + 225 bps), 2/22/24                                 1,246,417
       250,000       Securus Technologies Holdings, Inc., Second Lien Term
                     Loan, 10.23% (LIBOR + 825 bps), 11/1/25                             252,500
       249,375       Securus Technologies Holdings, Inc., Term Loan, 6.48%
                     (LIBOR + 450 bps), 11/1/24                                          251,674
       544,362       Windstream Services LLC (fka Windstream Corp.), 2016
                     Term Loan Tranche B-6, 5.94% (LIBOR + 400 bps),
                     3/29/21                                                             523,268
                                                                                  --------------
                                                                                  $    5,544,712
------------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 0.8%
     2,554,250       Sprint Communications, Inc., Initial Term Loan, 4.5%
                     (LIBOR + 250 bps), 2/2/24                                    $    2,557,443
                                                                                  --------------
                     Total Telecommunication Services                             $    8,102,155
------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 4.1%
                     Airlines -- 2.4%
       835,800       Air Canada, Replacement Term Loan, 3.968% (LIBOR +
                     200 bps), 10/6/23                                            $      840,675
     1,242,388       American Airlines, Inc., 2017 Class B Term Loan, 3.919%
                     (LIBOR + 200 bps), 12/14/23                                       1,237,471
     2,881,181       American Airlines, Inc., 2018 Replacement Term Loan,
                     3.718% (LIBOR + 175 bps), 6/27/25                                 2,854,709
     2,058,000       American Airlines, Inc., Replacement Class B Term Loan,
                     3.968% (LIBOR + 200 bps), 4/28/23                                 2,049,210
       238,219       United AirLines, Inc., Refinanced Term Loan, 3.73%
                     (LIBOR + 175 bps), 4/1/24                                           240,601
                                                                                  --------------
                                                                                  $    7,222,666
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 35

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Marine -- 0.7%
     1,549,629       Commercial Barge Line Co., Initial Term Loan, 10.73%
                     (LIBOR + 875 bps), 11/12/20                                  $    1,107,707
     1,187,501       Navios Maritime Partners LP, Initial Term Loan, 7.08%
                     (LIBOR + 500 bps), 9/14/20                                        1,190,717
                                                                                  --------------
                                                                                  $    2,298,424
------------------------------------------------------------------------------------------------
                     Trucking -- 1.0%
       398,000       PODS, Inc., Tranche B-3 Term Loan, 4.928% (LIBOR +
                     300 bps), 12/6/24                                            $      399,119
       766,000       Syncreon Global Finance, Inc., Term Loan, 6.609%
                     (LIBOR + 425 bps), 10/28/20                                         718,763
     1,935,426       YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.48%
                     (LIBOR + 850 bps), 7/26/22                                        1,962,846
                                                                                  --------------
                                                                                  $    3,080,728
                                                                                  --------------
                     Total Transportation                                         $   12,601,818
------------------------------------------------------------------------------------------------
                     UTILITIES -- 3.2%
                     Electric Utilities -- 1.8%
     1,234,379       APLP Holdings, Ltd., Partnership, Term Loan, 4.98%
                     (LIBOR + 300 bps), 4/13/23                                   $    1,241,705
     1,446,375       Calpine Construction Finance Co., LP, Term B Loan,
                     4.48% (LIBOR + 250 bps), 1/15/25                                  1,446,634
       324,188       Compass Power Generation LLC, Term Loan, 6.052%
                     (LIBOR + 375 bps), 12/20/24                                         327,267
       230,373       Helix Gen Funding LLC, Term Loan, 5.73% (LIBOR +
                     375 bps), 6/3/24                                                    231,327
       700,000       St. Joseph Energy Center LLC, Term B Loan Advance,
                     5.26% (LIBOR + 350 bps), 4/10/25                                    702,625
     1,040,821       TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                     5.73% (LIBOR + 375 bps), 10/2/23                                  1,043,017
        78,571       Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                     Initial Term C Loan, 4.48% (LIBOR + 250 bps), 8/4/23                 78,610
       442,259       Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                     Initial Term Loan, 4.48% (LIBOR + 250 bps), 8/4/23                  442,473
                                                                                  --------------
                                                                                  $    5,513,658
------------------------------------------------------------------------------------------------
                     Independent Power Producers & Energy Traders -- 1.2%
     1,208,274       Calpine Corp., Term Loan, 4.81% (LIBOR + 250 bps),
                     1/15/24                                                      $    1,211,075
     1,186,468       NRG Energy, Inc., Term Loan, 4.052% (LIBOR + 175 bps),
                     6/30/23                                                           1,187,412
     1,330,028       TerraForm AP Acquisition Holdings LLC, Term Loan,
                     6.552% (LIBOR + 425 bps), 6/27/22                                 1,333,629
                                                                                  --------------
                                                                                  $    3,732,116
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     Water Utilities -- 0.2%
       370,313       Culligan NewCo., Ltd., First Lien Tranche B-1 Term Loan,
                     5.23% (LIBOR + 325 bps), 12/13/23                            $      371,355
       309,315       WTG Holdings III Corp., Refinancing 2017-2 First Lien
                     Term Loan, 5.302% (LIBOR + 300 bps), 12/20/24                       311,925
                                                                                  --------------
                                                                                  $      683,280
                                                                                  --------------
                     Total Utilities                                              $    9,929,054
------------------------------------------------------------------------------------------------
                     TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                     (Cost $409,357,015)                                          $  406,792,372
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------
                     COMMON STOCKS -- 0.1% of Net Assets
                     CONSUMER DURABLES & APPAREL -- 0.0%+
                     Homebuilding -- 0.0%+
        31,348^(d)   WAICCS Las Vegas 3 LLC                                       $      100,000
                                                                                  --------------
                     Total Consumer Durables & Apparel                            $      100,000
------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                     Health Care Technology -- 0.0%+
       209,625^(d)   Medical Card System, Inc.                                    $        2,096
                                                                                  --------------
                     Total Health Care Equipment & Services                       $        2,096
------------------------------------------------------------------------------------------------
                     MEDIA -- 0.0%+
                     Publishing -- 0.0%+
         1,242(d)    Solocal Group SA                                             $        1,556
                                                                                  --------------
                     Total Media                                                  $        1,556
------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                     SCIENCES -- 0.0%+
                     Biotechnology -- 0.0%+
         2,454(d)    Progenics Pharmaceuticals, Inc.                              $       18,650
                                                                                  --------------
                     Total Pharmaceuticals, Biotechnology & Life Sciences         $       18,650
------------------------------------------------------------------------------------------------
                     RETAILING -- 0.1%
                     Computer & Electronics Retail -- 0.1%
        91,346^(d)   Targus Cayman SubCo., Ltd.                                   $      179,952
                                                                                  --------------
                     Total Retailing                                              $      179,952
------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 0.0%+
                     Airlines -- 0.0%+
           732       Delta Air Lines, Inc.                                        $       39,565
                                                                                  --------------
                     Total Transportation                                         $       39,565
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 37

------------------------------------------------------------------------------------------------
Shares                                                                            Value
------------------------------------------------------------------------------------------------
                     UTILITIES -- 0.0%+
                     Independent Power Producers & Energy Traders -- 0.0%+
           775       NRG Energy, Inc.                                             $       26,529
                                                                                  --------------
                     Total Utilities                                              $       26,529
------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $831,665)                                              $      368,348
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------
                     ASSET BACKED SECURITY -- 0.2% of Net Assets
                     BANKS -- 0.2%
                     Thrifts & Mortgage Finance -- 0.2%
       500,000(a)    Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                     5.429% (1 Month USD LIBOR + 350 bps),
                     4/10/30 (144A)                                               $      501,852
                                                                                  --------------
                     Total Banks                                                  $      501,852
------------------------------------------------------------------------------------------------
                     TOTAL ASSET BACKED SECURITY
                     (Cost $503,250)                                              $      501,852
------------------------------------------------------------------------------------------------
                     CORPORATE BONDS -- 7.8% of Net Assets
                     BANKS -- 0.4%
                     Diversified Banks -- 0.4%
     1,100,000(e)(f) BNP Paribas SA, 7.625% (5 Year USD Swap
                     Rate + 631 bps) (144A)                                       $    1,153,625
                                                                                  --------------
                     Total Banks                                                  $    1,153,625
------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 0.3%
                     Trading Companies & Distributors -- 0.3%
       900,000       United Rentals North America, Inc., 4.625%, 7/15/23          $      906,750
                                                                                  --------------
                     Total Capital Goods                                          $      906,750
------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.2%
                     Diversified Capital Markets -- 0.2%
       700,000       Avation Capital SA, 6.5%, 5/15/21 (144A)                     $      703,290
                                                                                  --------------
                     Total Diversified Financials                                 $      703,290
------------------------------------------------------------------------------------------------
                     ENERGY -- 1.3%
                     Oil & Gas Equipment & Services -- 0.6%
     1,000,000       Archrock Partners LP/Archrock Partners Finance Corp.,
                     6.0%, 10/1/22                                                $      998,750
     1,000,000       FTS International, Inc., 6.25%, 5/1/22                            1,007,500
                                                                                  --------------
                                                                                  $    2,006,250
------------------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- 0.1%
       245,000       Gulfport Energy Corp., 6.625%, 5/1/23                        $      246,225
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                       Oil & Gas Storage & Transportation -- 0.6%
     1,000,000(a)      Golar LNG Partners LP, 6.729% (3 Month USD LIBOR +
                       440 bps), 5/22/20                                          $      982,500
       800,000(a)      Golar LNG Partners LP, 8.593% (3 Month USD LIBOR +
                       625 bps), 5/18/21 (144A)                                          815,919
                                                                                  --------------
                                                                                  $    1,798,419
                                                                                  --------------
                       Total Energy                                               $    4,050,894
------------------------------------------------------------------------------------------------
                       HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                       Health Care Facilities -- 0.2%
       500,000         CHS/Community Health Systems, Inc., 6.25%, 3/31/23         $      466,250
       500,000         CHS/Community Health Systems, Inc., 6.875%, 2/1/22                262,500
                                                                                  --------------
                       Total Health Care Equipment & Services                     $      728,750
------------------------------------------------------------------------------------------------
                       INSURANCE -- 2.4%
                       Reinsurance -- 2.4%
       500,000(a)      Alamo Re, 6.72% (3 Month U.S. Treasury Bill +
                       481 bps), 6/7/18 (144A) (Cat Bond)                         $      499,600
     1,175,254+(g)(h)  Berwick Re 2018-1, Variable Rate Notes, 12/31/21                1,202,755
       250,000+(g)(h)  Carnoustie Re 2016, Variable Rate Notes, 11/30/20                  27,050
       250,000+(g)(h)  Carnoustie Re 2017, Variable Rate Notes, 11/30/21                  75,350
       400,000+(g)(h)  Eden Re II, Variable Rate Notes, 3/22/22 (144A)                   415,320
       250,000+(g)(h)  Gleneagles Re 2016, Variable Rate Notes, 11/30/20                  29,300
       250,000+(g)(h)  Harambee Re 2018, Variable Rate Notes, 12/31/21                   251,450
       272,363+(g)(h)  Kilarney Re 2018, Variable Rate Notes, 4/15/19                    279,798
       400,000(a)      Kilimanjaro II Re, 7.902% (6 Month USD LIBOR +
                       572 bps), 4/20/21 (144A) (Cat Bond)                               407,600
       250,000(a)      Kilimanjaro Re, 8.66% (3 Month U.S. Treasury Bill +
                       675 bps), 12/6/19 (144A) (Cat Bond)                               250,175
       250,000(a)      Kilimanjaro Re, 11.16% (3 Month U.S. Treasury Bill +
                       925 bps), 12/6/19 (144A) (Cat Bond)                               249,700
       250,000+(g)(h)  Madison Re 2016, Variable Rate Notes, 3/31/19                      15,875
       300,000+(g)(h)  Merion Re 2018-2, Variable Rate Notes, 12/31/21                   317,940
       400,000+(g)(h)  Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                    2,852
       400,000+(g)(h)  Pangaea Re 2017-1, Variable Rate Notes, 11/30/21                    2,184
       400,000+(g)(h)  Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                  420,720
       400,000+(g)(h)  Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                    400,000
       400,000+(g)(h)  Pinehurst Re 2018-1, Variable Rate Notes, 1/15/19                 383,160
       250,000+(g)(h)  Promissum Re 2018, Variable Rate Notes, 6/15/19                   234,478
       300,000+(g)(h)  Resilience Re, Variable Rate Notes, 1/8/19 (144A)                 300,000
       250,000+(g)(h)  Resilience Re, Variable Rate Notes, 4/8/19                        227,875
       300,000+(g)(h)  Resilience Re, Variable Rate Notes, 5/1/19                          9,000
       250,000+(g)(h)  Resilience Re, Variable Rate Notes, 10/15/19                      256,425
       400,000+(g)(h)  St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                 80,960
       347,597+(g)(h)  St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                381,801

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 39

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                       Reinsurance -- (continued)
       250,000(a)      Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)
                       (Cat Bond)                                                 $      250,275
       250,000+(g)(h)  Woburn Re 2018, Variable Rate Notes, 12/31/21                     257,200
                                                                                  --------------
                       Total Insurance                                            $    7,228,843
------------------------------------------------------------------------------------------------
                       MATERIALS -- 0.3%
                       Commodity Chemicals -- 0.3%
       758,000         Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                       4/1/25 (144A)                                              $      782,165
                                                                                  --------------
                       Total Materials                                            $      782,165
------------------------------------------------------------------------------------------------
                       MEDIA -- 0.6%
                       Broadcasting -- 0.1%
       300,000         CSC Holdings LLC, 5.5%, 4/15/27 (144A)                     $      287,250
------------------------------------------------------------------------------------------------
                       Cable & Satellite -- 0.5%
       750,000         Hughes Satellite Systems Corp., 5.25%, 8/1/26              $      713,438
     1,000,000         Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                      965,050
                                                                                  --------------
                                                                                  $    1,678,488
                                                                                  --------------
                       Total Media                                                $    1,965,738
------------------------------------------------------------------------------------------------
                       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                       SCIENCES -- 0.3%
                       Pharmaceuticals -- 0.3%
     1,000,000         Valeant Pharmaceuticals International, Inc., 5.5%,
                       11/1/25 (144A)                                             $      981,250
                                                                                  --------------
                       Total Pharmaceuticals, Biotechnology & Life Sciences       $      981,250
------------------------------------------------------------------------------------------------
                       RETAILING -- 0.1%
                       Automotive Retail -- 0.1%
       208,000         Penske Automotive Group, Inc., 3.75%, 8/15/20              $      205,400
                                                                                  --------------
                       Total Retailing                                            $      205,400
------------------------------------------------------------------------------------------------
                       TELECOMMUNICATION SERVICES -- 0.9%
                       Integrated Telecommunication Services -- 0.9%
     1,000,000         Frontier Communications Corp., 11.0%, 9/15/25              $      800,000
     2,000,000         Windstream Services LLC/Windstream Finance Corp.,
                       8.625%, 10/31/25 (144A)                                         1,885,000
                                                                                  --------------
                       Total Telecommunication Services                           $    2,685,000
------------------------------------------------------------------------------------------------
                       TRANSPORTATION -- 0.4%
                       Airlines -- 0.4%
       365,000         Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                       3/15/20 (144A)                                             $      367,920
     1,000,000         Intrepid Aviation Group Holdings LLC/Intrepid Finance
                       Co., 6.875%, 2/15/19 (144A)                                       988,750
                                                                                  --------------
                       Total Transportation                                       $    1,356,670
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                           Value
------------------------------------------------------------------------------------------------
                     UTILITIES -- 0.4%
                     Independent Power Producers & Energy Traders -- 0.4%
     1,125,000       NRG Energy, Inc., 6.25%, 7/15/22                             $    1,158,750
                                                                                  --------------
                     Total Utilities                                              $    1,158,750
------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost $24,092,786)                                           $   23,907,125
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                     7.8% of Net Assets
     1,000,000(i)    U.S. Treasury Bills, 6/14/18                                 $      999,429
    18,395,000(i)    U.S. Treasury Bills, 6/21/18                                     18,377,576
     4,530,000(i)    U.S. Treasury Bills, 6/28/18                                      4,524,114
------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $23,901,019)                                           $   23,901,119
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------
                     INVESTMENT COMPANIES -- 1.7% of Net Assets
                     DIVERSIFIED FINANCIALS -- 1.7%
                     Asset Management & Custody Banks -- 0.6%
        40,000       BlackRock Floating Rate Income Strategies Fund, Inc.         $      566,400
        30,000       Eaton Vance Floating-Rate Income Trust                              445,500
        50,000       First Trust Senior Floating Rate Income Fund II                     649,500
        50,000       Invesco Senior Income Trust                                         219,500
                                                                                  --------------
                                                                                  $    1,880,900
------------------------------------------------------------------------------------------------
                     Other Diversified Financial Services -- 1.1%
        27,000       iShares iBoxx $ High Yield Corporate Bond ETF                $    2,305,260
        42,000       Invesco Senior Loan ETF (formerly, PowerShares Senior
                     Loan Portfolio)                                                     965,580
                                                                                  --------------
                                                                                  $    3,270,840
                                                                                  --------------
                     Total Diversified Financials                                 $    5,151,740
------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT COMPANIES
                     (Cost $5,127,287)                                            $    5,151,740
------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 150.6%
                     (Cost $463,813,022)                                          $  460,622,556
------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- (50.6)%                      $ (154,865,234)
------------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                         $  305,757,322
================================================================================================

bps             Basis Point.
LIBOR           London Interbank Offered Rate.
PRIME           U.S. Federal Funds Rate.
REIT            Real Estate Investment Trust.
ZERO            Zero Constant Index.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 41

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2018, the value of these securities amounted to $11,804,741, or 3.9% of net assets.

(Cat  Bond)     Catastrophe or event-linked bond. At May 31, 2018, the value of these securities amounted to $1,657,350, or 0.6% of net assets.
                See Notes to Financial Statements -- Note 1F.

+               Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
                (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2018.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

+ Securities that used significant unobservable inputs to determine their value.

(a) Floating rate note. Coupon rate, reference index and spread shown at May 31, 2018.

(b) This term loan will settle after May 31, 2018, at which time the interest rate will be determined.

(c) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(d)             Non-income producing security.

(e) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at May 31, 2018.

(f)             Security is perpetual in nature and has no stated maturity date.

(g) Structured reinsurance investment. At May 31, 2018, the value of these securities amounted to $5,571,493, or 1.8% of net assets. See Notes to Financial Statements -- Note 1F.

(h)             Rate to be determined.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.


SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------
                Obligation                        Annual
Notional        Reference/           Pay/         Fixed    Expiration   Premiums   Unrealized     Market
Amount ($)(1)   Index                Receive(2)   Rate     Date         Paid       Appreciation   Value
----------------------------------------------------------------------------------------------------------
1,045,000       Markit CDX North     Receive      5.00%    6/20/20      $ 55,808   $23,316        $ 79,124
                America High Yield
                Index Series 24
1,070,400       Markit CDX North     Receive      5.00%    12/20/20       59,360    25,246          84,606
                America High Yield
                Index Series 25
----------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                    $115,168   $48,562        $163,730
----------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2018 were as follows:

-----------------------------------------------------------
                               Purchases        Sales
-----------------------------------------------------------
Long-Term U.S. Government      $        --      $12,346,312
Other Long-Term Securities     $73,956,093      $78,043,812

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended May 31, 2018, the Trust did not engage in cross trades activity.

At May 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $464,224,398 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                            $ 4,535,344
        Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                             (7,973,456)
                                                                                -----------
        Net unrealized depreciation                                             $(3,438,112)
                                                                                ===========

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Note to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Note to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 43

The following is a summary of the inputs used as of May 31, 2018, in valuing the Trust's investments.

------------------------------------------------------------------------------------------------
                                     Level 1        Level 2          Level 3        Total
------------------------------------------------------------------------------------------------
Senior Secured Floating Rate
 Loan Interests
 Capital Goods
    Aerospace & Defense              $       --     $ 10,737,981     $2,291,494     $ 13,029,475
 Health Care
    Equipment & Services
    Health Care Technology                   --        4,377,231        731,754        5,108,985
 All Other Senior Secured
    Floating Rate Loan Interests             --      388,653,912             --      388,653,912
Common Stocks
 Consumer Durables & Apparel
    Homebuilding                             --               --        100,000          100,000
 Health Care
    Equipment & Services
    Health Care Technology                   --               --          2,096            2,096
 Retailing
    Computer &
       Electronics Retail                    --               --        179,952          179,952
  All Other Common Stocks                86,300               --             --           86,300
Asset Backed Security                        --          501,852             --          501,852
Corporate Bonds
  Insurance
    Reinsurance                              --        1,657,350      5,571,493        7,228,843
  All Other Corporate Bonds                  --       16,678,282             --       16,678,282
U.S. Government and Agency
  Obligations                                --       23,901,119             --       23,901,119
Investment Companies                  5,151,740               --             --        5,151,740
------------------------------------------------------------------------------------------------
Total Investments in Securities      $5,238,040     $446,507,727     $8,876,789     $460,622,556
================================================================================================
Other Financial Instruments
 Swap contracts, at value            $       --     $    163,730     $       --     $    163,730
------------------------------------------------------------------------------------------------
Total Other Financial Instruments    $       --     $    163,730     $       --     $    163,730
================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                               Change in                                                    Transfers
                      Balance      Realized    unrealized                                      Accrued      in and out    Balance
                      as of        gain        appreciation                                    discounts/   of Level 3    as of
                      11/30/17     (loss)(1)   (depreciation)(2)   Purchases    Sales          premiums     Categories*   5/31/18
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured
   Floating Rate
   Loan Interests
 Capital Goods
     Aerospace &
      Defense         $2,257,937   $     89    $ 42,586            $       --   $   (11,375)   $ 2,257      $--           $2,291,494
 Health Care
   Equipment &
   Services
     Health Care
      Technology         731,754         --     (21,778)                   --            --     21,778       --              731,754
Corporate Bonds
 Insurance
   Reinsurance         3,155,286    (15,348)    (11,733)            4,791,321    (2,351,633)     3,600       --            5,571,493
Common Stocks
 Consumer
   Durables
   & Apparel
     Homebuilding        100,000         --          --                    --            --         --       --              100,000
 Health Care
   Equipment &
   Services
     Health Care
      Technology           2,096         --          --                    --            --         --       --                2,096
 Retailing
     Computer &
      Electronics
      Retail             179,952         --          --                    --            --         --       --              179,952
------------------------------------------------------------------------------------------------------------------------------------
Total                 $6,427,025   $(15,259)   $  9,075            $4,791,321   $(2,363,008)   $27,635      $--           $8,876,789
====================================================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended May 31, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at May 31, 2018: $126,742.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 45

Statement of Assets and Liabilities | 5/31/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $463,813,022)     $460,622,556
  Cash                                                                       851,033
  Foreign currencies, at value (cost $34,135)                                 33,028
  Swap contracts, at value (net premiums paid $115,168)                      163,730
  Variation margin for centrally cleared swap contracts                        1,536
  Swaps collateral                                                           201,715
  Unrealized appreciation on unfunded loan commitments                         2,764
  Receivables --
     Investment securities sold                                            3,616,126
     Interest                                                              1,786,429
     Dividends                                                                33,749
  Other assets                                                                 5,712
-------------------------------------------------------------------------------------
       Total assets                                                     $467,318,378
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                   $143,450,000
     Investment securities purchased                                      17,407,905
     Trustees' fees                                                            1,634
     Interest expense                                                        275,597
  Due to broker for swaps                                                    161,509
  Due to affiliates                                                           43,847
  Accrued expenses                                                           220,564
-------------------------------------------------------------------------------------
       Total liabilities                                                $161,561,056
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $375,104,820
  Distributions in excess of net investment income                          (595,138)
  Accumulated net realized loss on investments                           (65,612,113)
  Net unrealized depreciation on investments                              (3,140,247)
-------------------------------------------------------------------------------------
       Net assets                                                       $305,757,322
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value
     Based on $305,757,322/24,738,174 shares                            $      12.36
=====================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

Statement of Operations (unaudited)

For the Six Months Ended 5/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                            $12,007,250
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $238)                                           127,972
--------------------------------------------------------------------------------------------
       Total investment income                                                  $12,135,222
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $ 1,572,044
  Administrative expense                                             61,456
  Transfer agent fees                                                 7,711
  Shareowner communications expense                                  16,499
  Custodian fees                                                     46,677
  Professional fees                                                  53,570
  Printing expense                                                    7,243
  Pricing fees                                                       23,697
  Interest expense                                                1,891,325
  Trustees' fees                                                      7,463
  Miscellaneous                                                     101,495
--------------------------------------------------------------------------------------------
     Total expenses                                                             $ 3,789,180
--------------------------------------------------------------------------------------------
       Net investment income                                                    $ 8,346,042
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                        $(2,222,444)
     Forward foreign currency contracts                              47,458
     Swap contracts                                                  93,017
     Other assets and liabilities denominated in
       foreign currencies                                           (12,028)    $(2,093,997)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                        $ 1,268,007
     Swap contracts                                                 (61,270)
     Unfunded loan commitments                                        2,764
     Other assets and liabilities denominated
       in foreign currencies                                          6,354     $ 1,215,855
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                        $  (878,142)
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $ 7,467,900
============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 47

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------
                                                        Six Months
                                                        Ended            Year
                                                        5/31/18          Ended
                                                        (unaudited)      11/30/17
--------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                            $  8,346,042     $ 17,447,070
Net realized gain (loss) on investments                   (2,093,997)        (711,533)
Change in net unrealized appreciation (depreciation)
  on investments                                           1,215,855         (839,468)
--------------------------------------------------------------------------------------
Net increase in net assets resulting from operations    $  7,467,900     $ 15,896,069
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.36 and $0.73 per
  share, respectively)                                  $ (8,905,743)    $(18,009,391)
--------------------------------------------------------------------------------------
     Total distributions to shareowners                 $ (8,905,743)    $(18,009,391)
--------------------------------------------------------------------------------------
     Net decrease in net assets                         $ (1,437,843)    $ (2,113,322)
NET ASSETS:
Beginning of period                                     $307,195,165     $309,308,487
--------------------------------------------------------------------------------------
End of period                                           $305,757,322     $307,195,165
--------------------------------------------------------------------------------------
Distributions in excess of net investment income        $   (595,138)    $    (35,437)
======================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

Statement of Cash Flows (unaudited)

For the Six Months Ended 5/31/18

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                              $  7,467,900
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
  Purchases of investment securities                                                $(70,245,099)
  Proceeds from disposition and maturity of investment securities                     88,032,162
  Net purchases of temporary cash investments                                        (15,610,445)
  Net accretion and amortization of discount/premium on investment securities           (406,151)
  Change in unrealized depreciation on investments in unaffiliated issuers            (1,268,007)
  Change in unrealized appreciation on unfunded loan commitments                          (2,764)
  Change in unrealized appreciation on swap contracts                                     61,270
  Change in unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                                (6,354)
  Net realized loss on investments in unaffiliated issuers                             2,222,444
  Net premiums paid on swap contracts                                                    (61,886)
  Increase in variation margin for centrally cleared swap contracts                       (1,139)
  Increase in swaps collateral                                                              (925)
  Decrease in interest receivable                                                        168,602
  Increase in other assets                                                                   (67)
  Decrease in interest expense payable                                                    (8,999)
  Decrease in cash due to broker for swaps                                                (2,117)
  Increase in due to affiliates                                                              163
  Decrease in trustees' fees payable                                                      (1,342)
  Decrease in accrued expenses payable                                                   (32,638)
-------------------------------------------------------------------------------------------------
     Net cash and foreign currencies from operating activities                      $ 10,304,608
-------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Distributions to shareowners                                                      $(10,390,033)
-------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                   $(10,390,033)
-------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                   $      6,354
-------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the period                                                           $    963,132
-------------------------------------------------------------------------------------------------
  End of the period                                                                 $    884,061
-------------------------------------------------------------------------------------------------
Supplemental disclosure of cash flow Information:
  Cash paid for interest                                                            $  1,900,324
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 49

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year          Year       Year       Year          Year
                                                           5/31/18      Ended         Ended      Ended      Ended         Ended
                                                           (unaudited)  11/30/17      11/30/16*  11/30/15*  11/30/14*     11/30/13
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance
 Net asset value, beginning of period                      $  12.42     $  12.50      $  12.30   $  12.82   $  13.06      $  13.06
------------------------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations: (a)
   Net investment income                                   $   0.34     $   0.71      $   0.77   $   0.76   $   0.75      $   1.01
   Net realized and unrealized gain (loss) on investments     (0.04)       (0.06)         0.15      (0.58)     (0.19)         0.01
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to preferred shareowners from:
   Net investment income                                   $     --     $     --      $     --   $     --   $  (0.00)(b)  $  (0.12)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase from investment operations                   $   0.30     $   0.65      $   0.92   $   0.18   $   0.56      $   0.90
------------------------------------------------------------------------------------------------------------------------------------
 Distributions to common shareowners from:
   Net investment income and previously undistributed
     net investment income                                 $  (0.36)(c) $  (0.73)(c)  $  (0.72)  $  (0.70)  $  (0.80)(c)  $  (0.90)
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                $  (0.06)    $  (0.08)     $   0.20   $  (0.52)  $  (0.24)     $     --
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                            $  12.36     $  12.42      $  12.50   $  12.30   $  12.82      $  13.06
------------------------------------------------------------------------------------------------------------------------------------
 Market value, end of period                               $  11.39     $  11.47      $  11.78   $  10.83   $  11.36      $  12.41
====================================================================================================================================
 Total return at net asset value (d)                           2.66%(e)     5.55%         8.31%      1.96%      4.74%         7.07%
 Total return at market value (d)                              2.44%(e)     3.43%        15.92%      1.31%     (2.32)%       (0.84)%
 Ratios to average net assets of shareowners:
   Total expenses plus interest expense (f)(g)                 2.48%(h)     2.21%         1.96%      1.81%      1.80%         1.47%
   Net investment income before preferred share
     distributions                                             5.45%(h)     5.62%         6.32%      6.00%      5.73%         7.70%
   Preferred share distributions                                 --%          --%           --%        --%      0.01%         0.94%
   Net investment income available to shareowners              5.45%(h)     5.62%         6.32%      6.00%      5.72%         6.76%
 Portfolio turnover                                              17%(e)       75%           52%        38%        61%           63%
 Net assets, end of period (in thousands)                  $305,757     $307,195      $309,308   $304,357   $317,236      $323,127

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

----------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended        Year      Year       Year       Year         Year
                                                          5/31/18      Ended     Ended      Ended      Ended        Ended
                                                          (unaudited)  11/30/17  11/30/16*  11/30/15*  11/30/14*    11/30/13
----------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)               $     --     $     --  $     --   $     --   $     --(i)  $182,450
Asset coverage per preferred share, end of period         $     --     $     --  $     --   $     --   $     --(i)  $ 69,280
Average market value per preferred share (j)              $     --     $     --  $     --   $     --   $     --(i)  $ 25,000
Liquidation value, including dividends payable, per
   preferred share                                        $     --     $     --  $     --   $     --   $     --(i)  $ 25,003
Total amount of debt outstanding (in thousands)           $143,450     $143,450  $143,450   $150,450   $155,450     $     --
Asset coverage per $1,000 of indebtedness                 $  3,131     $  3,141  $  3,156   $  3,023   $  3,041     $     --
============================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)   Amount rounds to less than $(0.005) per share.

(c) The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is a part of the Trust's net asset value ("NAV"). A portion of this accumulated net investment income was distributed to shareowners during the period.

(d) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e)   Not annualized.

(f) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(g)   Includes interest expense of 1.24%, 0.95%, 0.63%, 0.51%, 0.49% and 0.00%, respectively.

(h)   Annualized.

(i)   Preferred shares were redeemed during the period.

(j)   Market value is redemption value without an active market.


The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 51

Notes to Financial Statements | 5/31/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Trust's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Trust's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Trust's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

52 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 53 prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

54 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

      At May 31, 2018, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.1% of net assets. The value of these fair valued securities are $3,305,296.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and divided income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 55

D.    Forward Foreign Currency Contracts

      The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

      During the six months ended May 31, 2018, the Trust had entered into various forward foreign currency contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average market value of forward foreign currency contracts open during the six months ended May 31, 2018 was $316,899.

      At May 31, 2018, the Trust had no open forward foreign currency contracts.

E.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal Income taxes is required. As of November 30, 2017, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or reclassification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

56 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

      The tax character of current year distributions payable to shareowners will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2017 was as follows:

    -------------------------------------------
                                           2017
    -------------------------------------------
    Distributions paid from:
    Ordinary income                 $18,009,391
    -------------------------------------------
      Total                         $18.009,391
    ===========================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2017:

    --------------------------------------------------------
                                                        2017
    --------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income              $    176,035
    Capital loss carryforward                   (63,486,662)
    Other book/tax temporary differences           (242,926)
    Unrealized depreciation                      (4,356,102)
    --------------------------------------------------------
      Total                                    $(67,909,655)
    ========================================================

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax adjustments relating to premium and amortization, catastrophe bonds, partnerships, defaulted bonds, and swaps.

F.    Insurance-Linked Securities ("ILS")

      The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 57 specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

      Additionally, the Trust may invest in ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. At May 31, 2018, the Trust had no investment in Pioneer ILS Interval Fund.

G.    Risks

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      The Trust invests in below investment grade (high yield) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities

58 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 59 effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. At May 31, 2018, the Trust had no open repurchase agreements.

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

60 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as a component of "Swap contracts, at value" on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 61 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

      Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker from swaps" or "Due to broker from swaps" on the Statement of Assets and Liabilities.

      The amount of cash deposited with the broker as collateral at May 31, 2018 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      Open credit default swap contracts at May 31, 2018 are listed on the Schedule of Investments. The average market value of credit default swap contracts open during the six months ended May 31, 2018 was $134,314.

J.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly

62 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2018 the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.03% (annualized) of the Trust's average daily net assets.

In addition, under the Adviser's management and administration agreements, certain other services and costs are paid by the Adviser and reimbursed by the Trust. At May 31, 2018 $43,847 was payable to the Adviser related to management costs, administrative costs and certain other services is included in "Due to affiliates" on the Statement of Assets and Liabilities.

3. Transfer Agent

American Stock & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 63

4. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2018 was as follows:

-----------------------------------------------------------------------
Statement of Assets and Liabilities
                                         Foreign
                  Interest    Credit     Exchange    Equity   Commodity
                  Rate Risk   Risk       Rate Risk   Risk     Risk
-----------------------------------------------------------------------
Assets:
Swap contracts,
  at value        $--         $163,730   $--         $--      $--
-----------------------------------------------------------------------
  Total Value     $--         $163,730   $--         $--      $--
=======================================================================

64 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2018 was as follows:

------------------------------------------------------------------------------
Statement of Operations
                                                Foreign
                        Interest    Credit      Exchange    Equity   Commodity
                        Rate Risk   Risk        Rate Risk   Risk     Risk
------------------------------------------------------------------------------
Net realized
 gain (loss) on:
 Forward foreign
  currency contracts    $--         $     --    $47,458     $--      $--
 Swap contracts          --           93,017         --      --       --
------------------------------------------------------------------------------
  Total Value           $--         $ 93,017    $47,458     $--      $--
==============================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts         $--         $(61,720)   $    --     $--      $--
------------------------------------------------------------------------------
  Total Value           $--         $(61,720)   $    --     $--      $--
==============================================================================

5. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obligated to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of May 31, 2018, the Trust had the following unfunded loan commitments outstanding:

--------------------------------------------------------------------------------
                                                                    Unrealized
Loan                         Principal    Cost         Value        Appreciation
--------------------------------------------------------------------------------
Access CIG LLC               $   78,137   $   77,175   $   78,137   $  962
Centene Corp.                 1,640,000    1,640,000    1,640,000       --
DG Investment Intermediate
 Holdings 2, Inc.               100,682       99,194      100,682    1,488
GFL Environmental, Inc.          71,958       71,644       71,958      314
--------------------------------------------------------------------------------
  Total Value                $1,890,777   $1,888,013   $1,890,777   $2,764
================================================================================

6. Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the six months ended May 31, 2018 and the year ended November 30, 2017, were as follows:

-----------------------------------------------------------------------
                                                5/31/18       11/30/17
-----------------------------------------------------------------------
Shares outstanding at beginning of period     24,738,174     24,738,174
-----------------------------------------------------------------------
Shares outstanding at end of period           24,738,174     24,738,174
=======================================================================

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 65

7. Credit Agreement

Effective November 26, 2013, the Trust entered into a Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 23, 2016, the Trust extended the maturity of the Credit Agreement to November 22, 2019.

At May 31, 2018, the Trust had a borrowing outstanding under the Credit Agreement totaling $143,450,000. The interest rate charged at May 31, 2018 was 2.95%. During the six months ended May 31, 2018, the average daily balance was $143,450,000 at an average interest rate of 2.64%. Interest expense of $1,891,325 in connection with the Credit Agreement is included on the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on July 3, 2018 from undistributed and accumulated net investment income of $0.0600 per share payable July 31, 2018, to shareowners of record on July 17, 2018.

66 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. Deloitte & Touche LLP ("D&T"), the Trust's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, D&T's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 67

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Trust's fiscal year ended November 30, 2017.

Prior to its engagement, EY had advised the Trust's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Trust, any of the other Trusts in the Pioneer Family of Trusts or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Trust under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Trust, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

68 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                Lisa M. Jones, President and
David R. Bock                               Chief Executive Officer
Benjamin M. Friedman                     Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial Officer
Lisa M. Jones                            Christopher J. Kelley, Secretary and
Lorraine H. Monchak                         Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 69

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                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 71

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72 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18


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                          This page is for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 73

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74 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18


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                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/18 75

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76 Pioneer Floating Rate Trust | Semiannual Report | 5/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                Write to

General inquiries, lost dividend checks,           American Stock
change of address, lost stock certificates,        Transfer & Trust
stock transfer                                     Operations Center
                                                   6201 15th Ave.
                                                   Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                  American Stock
                                                   Transfer & Trust
                                                   Wall Street Station
                                                   P.O. Box 922
                                                   New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]    Amundi Pioneer
          ==============
        ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 19389-12-0718




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 26, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 26, 2018

* Print the name and title of each signing officer under his or her signature.